UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant: Vanguard Trustees’ Equity Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 – October 31, 2015

Item 1: Reports to Shareholders

Annual Report | October 31, 2015

Vanguard International Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	14
Performance Summary.	16
Financial Statements.	18
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
				Total
				Returns
Vanguard International Value Fund				-7.43%
MSCI All Country World Index ex USA				-4.68
International Funds Average				-1.46
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard International Value Fund	$36.87	$33.22	$0.946	$0.000

Chairman’s Letter

Dear Shareholder,

International stock markets posted a modest gain in the first half of the fiscal year ended October 31, 2015, but it was more than offset by a second-half slide. Persistent worries about global growth, including deflation signals in Europe and a slowdown in China and other emerging markets, contributed to the decline. For U.S. dollar-based investors, the already weak returns of many international markets were further eroded by the dollar’s strength against many foreign currencies.

Vanguard International Value Fund returned –7.43% for the 12 months. The fund’s result was lower than that of its benchmark, the MSCI All Country World Index ex USA, and the average return of its peers. Relative to its index, the fund’s shortfall reflected a combination of underperforming investment selections and fairvalue pricing adjustments. These adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of timezone differences among global stock markets.

If you hold the International Value Fund in a taxable account, you may wish to review the discussion of aftertax returns later in this report.

U.S. stock market fluctuated on its way to modest returns

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31. Stocks generally climbed during the first nine months before dropping sharply in August and September. Fears surfaced in late summer that slower economic growth in China would spread across the globe.

In October, however, stocks rallied as the Federal Reserve maintained its historically low shortterm interest rates. Central banks in Europe and Asia also signaled or implemented additional stimulus measures to counter sluggish growth and low inflation. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The strength of the U.S. dollar against foreign currencies contributed to a return of about –4% for international stocks. Returns for the developed markets of the Pacific region and Europe were essentially flat. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% over the fiscal year, benefited from investors’ desire for safehaven assets during periods of stock market volatility. The yield of the 10year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.74%, held back by

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

the dollar’s strength against many foreign currencies. Without this currency effect, international bond returns were positive.

Returns for money market funds and savings accounts continued to be constrained by the Fed’s 0%–0.25% target for shortterm interest rates.

A strong U.S. dollar hurt returns; emerging markets also lagged

The dampening effect of the stronger U.S. dollar was evident in Vanguard International Value Fund’s returns. When measured in local currencies, the fund’s holdings in most developed European and Pacific markets registered gains for the fiscal year. But returns for both regions were negative for U.S. dollarbased investors after foreign currency translation effects. Of course, whenever the tide turns and foreign currencies strengthen, U.S. investor returns will benefit.

Monetary exchange rates reflect differences in interest rates and other factors across countries, and the fiscal year brought several significant developments in these areas. Notably, the European Central Bank embarked on a stimulative bondbuying program that led to negative rates on some European sovereign bonds and a weaker euro. This program, along with a generally improving economic outlook, was welcomed by many European stock markets.

However, in Europe’s largest markets—the United Kingdom, Germany, and France—the fund’s stocks lagged,

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Value Fund	0.44%	1.39%

The fund expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: International Funds.

contributing to its underperformance. (The fund’s sliver of holdings in beleaguered Greece, which dominated headlines for many months, had only a small negative impact.)

The more upbeat tone in Europe was counterbalanced by the less sanguine outlook for growth in China. This had a domino effect on emerging markets whose economies depend on exporting commodities to China and elsewhere. As a group, emerging markets declined in double digits in both local currencies and dollars. The fund’s holdings included some small pockets of strength, but losses in China and Brazil weighed on relative performance.

The advisors’ selections in developed Pacific nations managed to break even in U.S. dollar terms. Their decision to overweight Japan, the fund’s largest market in this category on average, was beneficial, even though the fund’s Japanese holdings lagged those in the benchmark.

The benchmark’s Australian listings lost more than 20% for U.S. investors, but the advisors significantly underweighted Australia, providing a net positive against the index. The same was true in Canada, which, like Australia, has suffered from the fall in commodity prices.

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
International Value Fund	4.17%
Spliced International Index	2.91
International Funds Average	3.77

For a benchmark description, see the Glossary.

International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Among industry sectors, energy was among the worst performers in both your fund and its index amid the steep drop in oil prices. Materials and industrials also had significant losses, and two larger sectors, financials and information technology, finished in the red as well.

In terms of relative performance, the fund benefited from an underweight allocation to materials but suffered from poor stock picks in the industrial and consumer discretionary sectors.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover. But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s timeweighted return, as shown in the figure to the right.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counter productive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Fund returns vs. investor returns

Notes: Data are for the decade ended September 30, 2015. The average fund return and average investor return are from Morningstar, based on U.S.-domiciled international equity funds that have reported ten-year returns. The average fund return is the average of the international stock funds’ time-weighted returns. The average investor return assumes that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ‚ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ‚ow. A model similar to an internal rate-of-return calculation is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ‚ows to the ending total net assets.

Sources: Vanguard and Morningstar, Inc.

Over ten years, the fund continues to outperform its index and peers

For the decade ended October 31, 2015, the International Value Fund recorded an average annual return of 4.17%. This result was more than a percentage point better than the average return of the benchmark index and fourtenths of a percentage point ahead of peer funds.

In fact, International Value’s annual return has exceeded that of its benchmark in all but two of the last ten fiscal years, thanks to the skill and experience of its advisors. The tenyear average annual return is low by historical standards.

But it’s worth remembering that the U.S. Dollar Index has risen more than 8% during the decade, which has dampened results for U.S. investors. Because currency fluctuations are unpredictable, this negative effect could reverse at any time and provide a performance boost. We remain convinced that investing in both U.S. and international stocks is a smart strategy to manage risk and gain exposure to global opportunities.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and longterm discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read

Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for longterm investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your longterm plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

November 17, 2015

Advisors’ Report

For the 12 months ended October 31, 2015, Vanguard International Value Fund returned –7.43%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 16, 2015.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	40	3,141	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	34	2,727	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment Management,	24	1,911	The advisor believes that investors overreact to
LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its valuation-focused process uses a
			dividend discount model to select stocks that trade at a
			discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	2	153	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA, Managing Director

During the period, international equities rose in local terms but declined in U.S. dollar terms because of weakness in many currencies. Emerging markets lagged developed markets; equities in Brazil and Greece were both among the worst performers globally. In Brazil, the central bank raised interest rates to combat high inflation, and a corruption probe reached almost all corners of the government.

China announced an approximate 3% devaluation of its currency, leading to an acceleration in capital outflows and fears of further currency declines. Continued weak Chinese economic data spurred growth concerns, which spilled over to some developed stock markets left vulnerable by strong multiyear performance and associated high valuations.

Japanese equities were among the best performers; the country’s economy expanded faster than expected, and corporate governance improved at a number of companies. British equities also gained after the surprise victory of the incumbent—and traditionally businessfriendly—Conservative Party. The euro zone is doing relatively well, with betterthanexpected economic data. Recent comments from European Central Bank President Draghi suggest further quantitative easing.

Sectors most exposed to oil and China, such as energy and materials, performed worst, while defensive sectors such as consumer staples and health care generally stayed positive.

Our stock selection in and low allocation to the sagging energy sector were beneficial to relative returns. Shares of U.K.based BG Group held up well after competitor Royal Dutch Shell announced a bid for the company.

High exposure to and stock selection in the health care sector also helped relative returns. Shares of Danish pharmaceutical company Novo Nordisk increased on news that the company might be able to introduce Tresiba, a longacting insulin treatment for diabetes, in the United States as early as next year. And British company Shire rebounded strongly after initially overreacting to news that competitor AbbVie would abandon a proposed merger.

In industrials, the continued European economic recovery and lower oil prices boosted both domestic and international travel, which benefited Ireland’s discount airline Ryanair and Spanish airport operator Aena. Aena had its IPO early in 2015; we sold the stock as it approached fair valuation after performing strongly.

In contrast, stock selection in telecommunication services detracted from relative returns. Shares of Japanese conglomerate SoftBank fell on concerns about slowing growth at its Chinese ecommerce holding Alibaba, although the stock recovered somewhat in October as Alibaba reported encouraging results. Holdings in Turkish mobile phone operator Turkcell also hurt returns, exacerbated by a weak Turkish lira and political uncertainty despite strong company fundamentals.

In consumer discretionary, shares of Brazilian private education company Estacio declined in January after the government made an unexpected negative change to its studentloan program. British education materials provider Pearson Education also lost ground after weakerthanexpected revenues. And we sold our holdings in Macau casino operator Sands China when they fell amid China’s continuing corruption crackdown, which has taken a toll on the country’s conspicuous consumption.

The portfolio suffered from stock selection in emerging markets. Companies in Brazil such as BB Seguridade and Sabesp were hurt by the drop in Brazil’s currency, the real. South African holding Nampak declined on disappointing results and the threat of increasing competition. In Greece, shares of Piraeus Bank suffered from the uncertainty of the country leaving the euro. We sold our position before capital controls closed the banking system for three weeks.

During the fiscal year, interesting stockspecific opportunities led to changes in our exposures. In financials, our underweight to the benchmark narrowed. We purchased shares in U.K. firms Aon and London Stock Exchange, Credit Suisse, Belgian bank KBC, and South African group Sanlam. And we exited our positions in French banker BNP Paribas, Piraeus Bank, and Sberbank in Russia.

In consumer discretionary, we sold our holdings in BMW and Swatch. But purchases including U.K. food services provider Compass, Pearson Education, and Sony increased our slightly belowindex sector weighting to an overweight position.

A slight overweight to information technology increased with the additions of Israel’s Check Point Software Technologies, HCL Technologies from India, and U.K. firm Worldpay. We sold our holdings in Dutch firm NXP Semiconductors when they quickly approached fair valuation, as well as our shares in Brazilian payment system company Cielo.

Our exposure to consumer staples declined as we sold our positions in Denmark’s Carlsberg and Russian retailer Lenta. In industrials, we bought shares in German technology firm GEA, France’s Vinci construction group, U.K. engineering business The Weir Group, and heating and plumbing distributor Wolseley UK. Our overweight to the sector narrowed, however, when we sold out of Airbus,

Italian infrastructure company Atlantia, Japanese equipment manufacturer Komatsu, and RollsRoyce.

From a regional perspective, we increased our holdings in the United Kingdom and Canada, adding to our U.K. overweight and reducing our underweight to Canada. Our exposures to Japan and emerging markets declined.

Global growth is slowing as China continues to adjust its economic model, emerging markets become less liquid, and the commodity and energy booms unwind. Broadly, consumers look better positioned in developed markets, and the United States and Japan are showing signs of labor tightness. Many technology and health care segments remain strong. Corporations are generally healthy, but profit forecasts and, in some cases, margins are under pressure in a number of areas, and credit is showing some early signs of deterioration.

Share prices today appear dependent on both some level of economic recovery and a continuation of the current very low interest rates. This is dangerous, as the combination appears unlikely to occur over the medium term.

Our team is keeping its focus on stock selection, seeking to find those with sustainably high or improving returns trading at attractive valuations. We remain confident that the portfolio’s strong track record will continue in a variety of market conditions.

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Director and CEO

Market levels have not changed dramatically since last year, and the global economy is expanding at a subdued pace. Recent concerns over China notwithstanding, we expect this to continue. Equities are not cheap globally and are potentially vulnerable to setbacks related to economic growth. However, we remain able to find new investment areas for the portfolio.

The investment world is still agonizing about energy stocks and whether oil price weakness is a supply or demandside issue. We are firmly of the view that the root cause is supply, and that this is not permanent. Oil company stocks that were priced for crude oil selling at $90 to $100 or more per barrel have retreated to reflect crude prices in the mid$70s. At this level, more oil stocks are worthy of consideration. If crude prices stay below $70 and stocks respond accordingly, we would expect our portfolio exposure to rise significantly.

Thus far, we have focused on undervalued companies such as BG Group and BP, whose assets would be attractive to their peers in an environment of cost reduction. We expect to maintain this strategy, but we could add to the major oil companies if further disappointments occur.

The prolonged decline in emerging markets has begun to reveal some value. If this continues, we would anticipate adding more investments.

We are still finding some of the best value in Japan. Even in U.S. dollar terms, Japanese corporate earnings growth over the past three years has been more than double that of the United States. Our Japanese exposure is unlikely to rise but may well remain at elevated levels.

As aggregate valuations rose over the past three to five years, the equity world became heavily momentum driven. This has been a difficult environment for valuationdriven investors, but the past few months suggest that conditions may be beginning to unwind to their benefit.

One promising case is that of Nokia, which we recently added to the portfolio. After the sale of its handset and mapping businesses and forthcoming merger with Alcatel, Nokia will become the secondlargest global wireless equipment company. The top three players in that market will account for 80% to 90% of sales.

Against a backdrop of moderate sales growth, an industry that faced extreme price competition ten years ago could experience more price stability and a return to sensible profit margins. We believe this will transform Nokia’s longterm profit potential and eventually be reflected in the share price.

These are some of the areas of opportunity we have identified for the portfolio. Our investment disciplines occasionally may deem it appropriate to sell a stock that has reached its target before we have found a replacement. That would entail a rise in liquidity until appropriate opportunities arose.

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets rose in the first half of the fiscal year, then reversed direction to finish lower. Positive drivers earlier in the period, such as quantitative easing by the European Central Bank, later gave way to concerns about prospective U.S. rate hikes and slowing global growth.

Our portion of the portfolio focuses on the long term, seeking to maximize returns over time by investing in companies that trade at discounts to their intrinsic value. Temporary factors such as macroeconomic, regulatory, industry, or companyspecific stress often allow us to purchase strong companies at deeply discounted valuations and then profit when those valuations recover. Two current examples demonstrate this approach.

The oil price slump has created many compelling valuations and opportunities among energy companies. Industry returns on invested capital in 2015 have plunged to low singledigit levels seen only a few times in the past 100 years. Naturally, share prices also have dropped dramatically. Instead of shunning these as many others have, we took advantage of the lower valuations to increase our energy exposure.

Our analysis shows that during past periods of low returns, energy companies cut overhead, consolidated, and otherwise significantly reduced costs. This drove improved return on invested capital even before oil prices eventually recovered. Our industry analysis does project higher oil prices eventually. But even if they remain at current levels for some time, signs that the industry is now focused on reducing costs support our projected upturn in returns as early as next year. We believe stock prices will follow.

To fund our expanded exposure to energy, we exited Japanese automotive, financial services, and other positions whose valuations had become less attractive as their share prices rose.

Opportunities in emerging markets also shifted during the year as fears of a U.S. rate hike, a slowdown in China, and political issues in Brazil pressured valuations. Despite the nearterm pressures, longterm growth rates should remain higher in emerging markets than in developed markets. We took advantage of this volatility to purchase undervalued emergingmarket companies with strong franchises. As several of our Chinese and Indian holdings recovered, we sold at higher prices to purchase attractively valued companies in Korea and elsewhere.

Many longerterm opportunities dragged on recent performance. Although such holdings caused shortterm pain, we expect these businesses’ solid earnings power to deliver strong future returns and recover their valuation over time.

International Value Fund

Fund Profile
As of October 31, 2015

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	158	1,831
Median Market Cap	$31.8B	$30.5B
Price/Earnings Ratio	18.5x	17.3x
Price/Book Ratio	1.5x	1.7x
Return on Equity	13.6%	15.2%
Earnings Growth
Rate	12.8%	11.0%
Dividend Yield	2.7%	3.0%
Turnover Rate	36%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.44%	—
Short-Term Reserves	1.9%	—

Sector Diversification (% of equity exposure)

		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	15.5%	12.1%
Consumer Staples	8.9	10.8
Energy	8.7	6.5
Financials	23.4	27.1
Health Care	10.0	9.3
Industrials	11.9	11.3
Information Technology	9.9	7.4
Materials	3.5	6.8
Telecommunication Services	6.0	5.2
Utilities	2.2	3.5

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.96
Beta	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Novartis AG	Pharmaceuticals	2.6%
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	1.8
BP plc	Integrated Oil & Gas	1.7
Samsung Electronics Co. Technology
Ltd.	Hardware, Storage &
	Peripherals	1.7
Bayer AG	Pharmaceuticals	1.6
KDDI Corp.	Wireless
	Telecommunication
	Services	1.6
Japan Tobacco Inc.	Tobacco	1.6
Royal Dutch Shell plc	Integrated Oil & Gas	1.6
BHP Billiton	Diversified Metals &
	Mining	1.4
Unilever	Personal Products	1.4
Top Ten		17.0%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratio was 0.46%.

International Value Fund

Market Diversification (% of equity exposure)

		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	24.4%	14.8%
Germany	8.3	6.7
Switzerland	6.6	6.9
France	4.3	7.4
Sweden	1.6	2.1
Belgium	1.6	1.0
Netherlands	1.4	2.1
Finland	1.3	0.6
Spain	1.3	2.5
Other	2.9	4.0
Subtotal	53.7%	48.1%
Pacific
Japan	22.3%	16.9%
South Korea	4.5	3.3
Hong Kong	2.3	2.2
Singapore	1.2	0.9
Other	0.7	4.8
Subtotal	31.0%	28.1%
Emerging Markets
China	1.5%	4.9%
Brazil	1.5	1.2
Russia	1.5	0.8
Turkey	1.5	0.3
South Africa	1.4	1.6
Taiwan	1.3	2.5
Thailand	1.1	0.5
Other	1.5	5.3
Subtotal	11.3%	17.1%
North America
United States	2.8%	0.0%
Other	0.2	6.2
Subtotal	3.0%	6.2%
Middle East
Israel	1.0%	0.5%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005, Through October 31, 2015

Initial Investment of $10,000

See Financial Highlights for dividend and capital gains information.

International Value Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

International Value Fund

Spliced International Index
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	-13.87%	2.64%	3.05%

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.8%)[1]
Australia (0.6%)
BHP Billiton Ltd.	2,539,890	41,723
* South32 Ltd.	1,913,298	1,970
		43,693
Belgium (1.5%)
Anheuser-Busch InBev SA	785,457	93,677
KBC Groep NV	423,300	25,726
		119,403
Brazil (1.5%)
BB Seguridade
Participacoes SA	5,790,000	39,936
Ambev SA	5,103,700	25,263
Cia de Saneamento Basico
do Estado de Sao Paulo	4,107,100	17,828

*	Petroleo Brasileiro

SA ADR	4,349,900	17,356
Estacio Participacoes SA	3,938,100	15,787
		116,170
Canada (0.2%)
Encana Corp.	1,836,000	13,971

China (1.5%)
* Baidu Inc. ADR	297,160	55,708
Lenovo Group Ltd.	38,000,000	35,248
China Shenhua
Energy Co. Ltd.	15,797,500	26,688
		117,644
Denmark (0.6%)
Novo Nordisk A/S Class B	899,603	47,655

Finland (1.2%)
Sampo Oyj Class A	1,003,836	48,974
Nokia Oyj	6,514,348	48,342
		97,316
France (3.9%)
BNP Paribas SA	1,219,150	73,947
TOTAL SA	1,189,868	57,660
Valeo SA	281,586	43,480

			Market
			Value•
		Shares	($000)
^	Vinci SA	556,801	37,529
	Vivendi SA	1,272,900	30,631
^	Vallourec SA	2,668,158	29,593
	ArcelorMittal	3,798,769	21,115
^	Engie SA	965,914	16,919
			310,874
Germany (7.9%)
	Bayer AG	980,319	130,853
	SAP SE	868,619	68,671
	United Internet AG	1,299,269	67,497
	E.ON SE	6,285,881	66,335
*	Commerzbank AG	5,521,923	60,790
	adidas AG	617,196	55,326
	Fresenius Medical Care
	AG & Co. KGaA	554,914	49,990
	Siemens AG	366,019	36,811
	Continental AG	114,453	27,517
	METRO AG	858,568	26,461
	RWE AG	1,672,495	23,276
	GEA Group AG	389,400	15,589
			629,116
Greece (0.9%)
	CK Hutchison
	Holdings Ltd.	5,040,692	68,860

Hong Kong (2.3%)
	Swire Pacific Ltd. Class A	6,451,850	74,524
	Galaxy Entertainment
	Group Ltd.	18,827,000	64,064
	Li & Fung Ltd.	38,162,000	30,807
^	Esprit Holdings Ltd.	9,909,234	11,101
*	Global Brands Group
	Holding Ltd.	8,514,000	1,757
			182,253
India (0.6%)
	HCL Technologies Ltd.	3,600,945	47,990

Indonesia (0.5%)
	Telekomunikasi Indonesia
	Persero Tbk PT ADR	1,018,469	40,494

International Value Fund

			Market
			Value•
		Shares	($000)
Ireland (0.4%)
*	Ryanair Holdings plc ADR	388,657	30,389

Israel (0.9%)
	Teva Pharmaceutical
	Industries Ltd. ADR	838,345	49,621
*	Check Point Software
	Technologies Ltd.	301,445	25,605
			75,226
Italy (0.3%)
	Mediolanum SPA	3,034,942	24,683

Japan (21.5%)
	Sumitomo Mitsui
	Financial Group Inc.	3,670,200	145,915
	KDDI Corp.	5,326,300	128,661
	Japan Tobacco Inc.	3,691,400	127,527
	Sumitomo Mitsui Trust
	Holdings Inc.	26,024,000	99,588
	East Japan Railway Co.	941,200	89,344
	Panasonic Corp.	7,365,300	86,431
	Daiwa House
	Industry Co. Ltd.	3,022,900	78,928
	Nippon Telegraph
	& Telephone Corp.	2,141,800	78,654
	Toyota Motor Corp.	1,254,900	76,838
	Nomura Holdings Inc.	12,169,400	76,242
	Omron Corp.	2,189,200	72,211
	Daihatsu Motor Co. Ltd.	5,405,600	65,934
	Mitsubishi Corp.	3,537,200	64,078
	Sumitomo Electric
	Industries Ltd.	4,439,000	60,390
	SoftBank Group Corp.	1,035,400	57,631
	JGC Corp.	3,533,000	55,796
	Honda Motor Co. Ltd.	1,657,800	55,039
	Makita Corp.	864,500	47,146
	Seven & i Holdings
	Co. Ltd.	974,883	44,053
*	Toshiba Corp.	13,536,000	38,071
	Sony Corp.	1,265,800	35,899
	Daikin Industries Ltd.	538,900	34,502
	Ryohin Keikaku Co. Ltd.	144,200	28,900
^	DeNA Co. Ltd.	1,521,100	24,387
	Yamato Kogyo Co. Ltd.	873,400	23,217
	Takashimaya Co. Ltd.	1,057,000	9,416
			1,704,798
Netherlands (1.3%)
^	Unilever NV	1,239,351	55,863
	Wolters Kluwer NV	1,245,958	42,084
	Akzo Nobel NV	128,418	9,074
			107,021
Norway (0.6%)
^	Telenor ASA	1,740,400	32,758
^	TGS Nopec
	Geophysical Co. ASA	814,121	16,131
			48,889

		Market
		Value•
	Shares	($000)
Other (0.4%)
2 Vanguard FTSE All-World
ex-US ETF	718,406	32,673

Philippines (0.4%)
Alliance Global Group Inc.	74,306,500	28,855

Russia (1.5%)
Gazprom PAO ADR
(London Shares)	9,420,057	39,694
Sberbank PAO ADR	3,610,156	22,060
* X5 Retail Group NV GDR	998,538	20,657
* Lukoil PJSC ADR	466,261	16,925
Mobile TeleSystems
PJSC ADR	1,780,147	12,514
Gazprom PAO ADR	740,167	3,119
		114,969
Singapore (1.2%)
DBS Group Holdings Ltd.	4,684,000	57,673
Genting Singapore plc	58,872,000	34,206
		91,879
South Africa (1.4%)
Mediclinic
International Ltd.	4,616,458	40,524
Sanlam Ltd.	7,570,592	34,130
* Mr Price Group Ltd.	1,394,772	21,386
Nampak Ltd.	9,955,805	16,123
		112,163
South Korea (4.4%)
Samsung
Electronics Co. Ltd.	112,662	134,958
E-MART Inc.	292,935	54,488
SK Hynix Inc.	1,863,063	49,771
Hyundai Mobis Co. Ltd.	221,706	46,625
Hana Financial Group Inc.	1,149,411	27,902
Shinhan Financial
Group Co. Ltd.	561,096	21,356
Hyundai Home Shopping
Network Corp.	141,604	15,092
		350,192
Spain (1.2%)
Banco Santander SA	8,762,845	49,071
Red Electrica Corp. SA	481,950	42,471
		91,542
Sweden (1.6%)
* Assa Abloy AB Class B	3,122,208	61,921
Swedbank AB Class A	2,409,906	55,285
* Oriflame Holding AG	466,439	6,461
		123,667
Switzerland (6.5%)
Novartis AG	2,275,542	206,314
Credit Suisse Group AG	2,666,311	66,396
Roche Holding AG	234,346	63,475
ABB Ltd.	2,756,144	51,912
LafargeHolcim Ltd.	718,331	40,399

International Value Fund

		Market
		Value•
	Shares	($000)
Actelion Ltd.	285,863	39,650
Cie Financiere
Richemont SA	392,738	33,592
GAM Holding AG	577,710	10,560
		512,298
Taiwan (1.2%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	22,936,704	96,944

Thailand (1.0%)
Bangkok Bank PCL	13,166,800	61,872
Kasikornbank PCL
(Foreign)	4,396,800	21,272
		83,144
Turkey (1.4%)
Turkcell Iletisim
Hizmetleri AS	10,534,007	41,899
KOC Holding AS	7,895,022	35,732
Turkiye Halk Bankasi AS	9,458,809	35,503
		113,134
United Kingdom (23.7%)
BG Group plc	6,458,104	101,727
Carnival plc	1,779,082	98,908
Prudential plc	3,803,092	88,769
British American
Tobacco plc	1,386,832	82,317
HSBC Holdings plc	10,219,327	79,822
Royal Dutch Shell plc
Class A	3,029,201	79,215
AstraZeneca plc	1,227,908	78,378
BHP Billiton plc	4,556,281	72,870
BP plc ADR	2,011,040	71,794
* Royal Bank of Scotland
Group plc	14,611,000	71,414
Vodafone Group plc	19,784,694	65,223
BP plc	10,714,058	63,596
Shire plc	792,832	60,036
Lloyds Banking Group plc	52,747,008	59,851
RSA Insurance Group plc	8,877,405	57,517
Unilever plc	1,195,755	53,103
* Tesco plc	18,407,953	51,864
Compass Group plc	2,869,750	49,435
Wolseley plc	828,278	48,611
Royal Dutch Shell plc
Class B	1,813,137	47,360
^ Standard Chartered plc	4,136,439	45,909
* Serco Group plc	29,728,498	42,896
Barclays plc	11,476,200	40,844
Informa plc	4,601,133	40,199
Rexam plc	4,739,551	39,412
Associated British
Foods plc	710,460	37,782
Rolls-Royce Holdings plc	3,524,316	37,286
Ashtead Group plc	2,252,792	34,663
London Stock Exchange
Group plc	872,500	34,132

			Market
			Value•
		Shares	($000)
*,3	Worldpay Group plc	7,901,800	33,987
	Signet Jewelers Ltd.	202,410	30,557
	RELX plc	1,442,500	25,785
	Weir Group plc	1,314,800	21,596
	Petrofac Ltd.	1,590,239	20,588
	Pearson plc	1,195,214	15,827
			1,883,273
United States (2.7%)
	Aon plc	468,455	43,711
*	Michael Kors Holdings Ltd.	957,100	36,982
	RenaissanceRe
	Holdings Ltd.	363,400	39,840
*,^	Ultra Petroleum Corp.	3,707,440	20,317
*	Weatherford
	International plc	7,254,800	74,289
			215,139
Total Common Stocks
(Cost $8,014,246)			7,676,317
Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.9%)
[4],5	Vanguard Market Liquidity
	Fund, 0.207%	384,885,000	384,885

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
6	Federal Home Loan
	Bank Discount Notes,
	0.105%, 11/2/15	2,000	2,000
6,[7]	Federal Home Loan
	Bank Discount Notes,
	0.180%, 11/4/15	2,000	2,000
6,[7]	Federal Home Loan
	Bank Discount Notes,
	0.182%, 11/25/15	5,000	5,000
6,[7],[8] Federal Home Loan
	Bank Discount Notes,
	0.192%, 11/27/15	3,500	3,500
6,[8]	Federal Home Loan
	Bank Discount Notes,
	0.200%, 11/30/15	3,300	3,300
6	Federal Home Loan
	Bank Discount Notes,
	0.197%, 12/4/15	1,100	1,100
6	Federal Home Loan
	Bank Discount Notes,
	0.235%, 3/23/16	1,000	999
			17,899
Total Temporary Cash Investments
(Cost $402,783)			402,784
Total Investments (101.9%)
(Cost $8,417,029)			8,079,101

International Value Fund

Amount
($000)
Other Assets and Liabilities (-1.9%)
Other Assets
Investment in Vanguard	684
Receivables for Investment Securities Sold 48,127
Receivables for Accrued Income	23,284
Receivables for Capital Shares Issued	4,862
Other Assets	5,268
Total Other Assets	82,225
Liabilities
Payables for Investment
Securities Purchased	(52,656)
Collateral for Securities on Loan	(149,895)
Payables to Investment Advisor	(4,147)
Payables for Capital Shares
Redeemed	(1,885)
Payables to Vanguard	(17,088)
Other Liabilities	(4,059)
Total Liabilities	(229,730)
Net Assets (100%)
Applicable to 238,781,192 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,931,596
Net Asset Value Per Share	$33.22

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	8,188,953
Undistributed Net Investment Income	123,930
Accumulated Net Realized Losses	(48,802)
Unrealized Appreciation (Depreciation)
Investment Securities	(337,928)
Futures Contracts	7,406
Forward Currency Contracts	(1,415)
Foreign Currencies	(548)
Net Assets	7,931,596

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $103,654,000.
  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 3.6%, respectively, of net assets.
  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the value of this security represented 0.4% of net assets.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $149,895,000 of collateral received for securities on loan.
  The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
  Securities with a value of $10,100,000 have been segregated as initial margin for open futures contracts.
  Securities with a value of $3,319,000 have been segregated as collateral for open forward currency contracts. ADR—American Depositary Receipt.
  GDR—Global Depositary Receipt.
  See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1]	192,593
Interest[2]	600
Securities Lending	4,029
Total Income	197,222
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,777
Performance Adjustment	3,277
The Vanguard Group—Note C
Management and Administrative	17,806
Marketing and Distribution	1,322
Custodian Fees	1,194
Auditing Fees	44
Shareholders’ Reports	102
Trustees’ Fees and Expenses	16
Total Expenses	37,538
Net Investment Income	159,684
Realized Net Gain (Loss)
Investment Securities Sold	95,610
Futures Contracts	13,209
Foreign Currencies and Forward Currency Contracts	(28,695)
Realized Net Gain (Loss)	80,124
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(866,841)
Futures Contracts	7,012
Foreign Currencies and Forward Currency Contracts	4,582
Change in Unrealized Appreciation (Depreciation)	(855,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	(615,439)
1 Dividends are net of foreign withholding taxes of $11,327,000.
2 Interest income from an affiliated company of the fund was $576,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	159,684	218,467
Realized Net Gain (Loss)	80,124	557,262
Change in Unrealized Appreciation (Depreciation)	(855,247)	(679,339)
Net Increase (Decrease) in Net Assets Resulting from Operations	(615,439)	96,390
Distributions
Net Investment Income	(213,924)	(151,178)
Realized Capital Gain	—	—
Total Distributions	(213,924)	(151,178)
Capital Share Transactions
Issued	1,241,161	957,145
Issued in Lieu of Cash Distributions	201,817	144,177
Redeemed	(953,508)	(802,689)
Net Increase (Decrease) from Capital Share Transactions	489,470	298,633
Total Increase (Decrease)	(339,893)	243,845
Net Assets
Beginning of Period	8,271,489	8,027,644
End of Period[1]	7,931,596	8,271,489

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $123,930,000 and $184,413,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.87	$37.12	$29.78	$28.98	$31.92
Investment Operations
Net Investment Income	. 669	. 977[1]	.757	.804	.843
Net Realized and Unrealized Gain (Loss)
on Investments	(3.373)	(. 530)	7.402	.838	(3.103)
Total from Investment Operations	(2.704)	.447	8.159	1.642	(2.260)
Distributions
Dividends from Net Investment Income	(.946)	(.697)	(.819)	(.842)	(. 680)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.946)	(.697)	(.819)	(.842)	(. 680)
Net Asset Value, End of Period	$33.22	$36.87	$37.12	$29.78	$28.98

Total Return[2]	-7.43%	1.20%	27.94%	6.00%	-7.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,932	$8,271	$8,028	$6,465	$6,553
Ratio of Total Expenses to
Average Net Assets[3]	0.46%	0.44%	0.43%	0.40%	0.39%
Ratio of Net Investment Income to
Average Net Assets	1.95%	2.64%[1]	2.24%	2.77%	2.59%
Portfolio Turnover Rate	36%	37%	52%	53%	39%

1 Net investment income per share and the ratio of net investment income to average net assets include $.175 and 0.47%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.01%, (0.03%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades

International Value Fund

futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

International Value Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counter-party risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

International Value Fund

B. The investment advisory firms Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding five years. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years. The basic fee of ARGA Investment Management, LP, is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA since October 31, 2012.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $3,277,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $684,000, representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

International Value Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	582,191	7,094,126	—
Temporary Cash Investments	384,885	17,899	—
Futures Contracts—Assets[1]	243	—	—
Futures Contracts—Liabilities[1]	(174)	—	—
Forward Currency Contracts—Assets	—	1,560	—
Forward Currency Contracts—Liabilities	—	(2,975)	—
Total	967,145	7,110,610	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $127,588,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $103,106,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year.

E. At October 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	243	1,560	1,803
Other Liabilities	(174)	(2,975)	(3,149)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2015, were:
		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	13,209	—	13,209
Forward Currency Contracts	—	(22,390)	(22,390)
Realized Net Gain (Loss) on Derivatives	13,209	(22,390)	(9,181)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	7,012	—	7,012
Forward Currency Contracts	—	3,880	3,880
Change in Unrealized Appreciation (Depreciation) on Derivatives	7,012	3,880	10,892

International Value Fund

At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	December 2015	1,485	55,823	3,400
Topix Index	December 2015	226	29,188	2,415
FTSE 100 Index	December 2015	251	24,499	1,104
S&P ASX 200 Index	December 2015	126	11,768	487
				7,406

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At October 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	12/23/15	EUR	79,668	USD	90,047	(2,356)
Bank of America N.A.	12/15/15	JPY	5,281,784	USD	44,168	(363)
BNP Paribas	12/23/15	GBP	26,205	USD	40,294	96
BNP Paribas	12/22/15	AUD	27,052	USD	19,166	73
UBS AG	12/23/15	USD	22,929	EUR	20,266	622
Citibank, N.A.	12/23/15	USD	13,456	EUR	11,817	449
Bank of America N.A.	12/15/15	USD	11,327	JPY	1,343,730	183
Morgan Stanley Capital	12/23/15	USD	11,319	GBP	7,440	(148)
BNP Paribas	12/15/15	USD	6,289	JPY	753,244	42
Citibank, N.A.	12/23/15	USD	6,060	GBP	3,945	(20)
UBS AG	12/22/15	USD	5,106	AUD	7,303	(88)
Morgan Stanley Capital	12/22/15	USD	3,069	AUD	4,183	95
						(1,415)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

International Value Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2015, the fund realized net foreign currency losses of $6,305,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $62,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2015, had unrealized appreciation of $5,940,000 of which $4,756,000 has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2015, the fund had $141,854,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $90,504,000 to offset taxable capital gains realized during the year ended October 31, 2015. At October 31, 2015, the fund had available capital losses totaling $50,118,000 to offset future net capital gains through October 31, 2017.

At October 31, 2015, the cost of investment securities for tax purposes was $8,422,969,000. Net unrealized depreciation of investment securities for tax purposes was $343,868,000, consisting of unrealized gains of $893,089,000 on securities that had risen in value since their purchase and $1,236,957,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2015, the fund purchased $3,362,553,000 of investment securities and sold $2,793,171,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	35,863	25,713
Issued in Lieu of Cash Distributions	5,845	3,902
Redeemed	(27,294)	(21,491)
Net Increase (Decrease) in Shares Outstanding	14,414	8,124

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $167,353,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $168,516,000 and foreign taxes paid of $11,819,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund
Periods Ended October 31, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-7.43%	3.33%	4.17%
Returns After Taxes on Distributions	-8.05	2.84	3.41
Returns After Taxes on Distributions and Sale of Fund Shares	-3.73	2.64	3.44

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return	$1,000.00	$895.66	$2.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.89	2.35

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122015

Annual Report | October 31, 2015

Vanguard Diversified Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	21
About Your Fund’s Expenses.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
				Total
				Returns
Vanguard Diversified Equity Fund				4.71%
MSCI US Broad Market Index				4.55
Multi-Cap Core Funds Average				2.12
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Diversified Equity Fund	$33.18	$33.15	$0.342	$1.235

1

Chairman’s Letter

Dear Shareholder,

Investors faced a volatile U.S. stock market during the fiscal year ended October 31, 2015. Despite the turbulence, Vanguard Diversified Equity Fund returned 4.71% for the 12 months. This result put it slightly ahead of its benchmark, the MSCI U.S. Broad Market Index, and considerably in front of its multi-capitalization core fund peers.

As a “fund of funds,” the Diversified Equity Fund reflects the combined results of its eight underlying actively managed Vanguard stock funds, whose returns ranged from –8% to more than 10%. Together, these eight funds cover the style and capitalization spectrum by investing in growth and value stocks of small-, mid-, and large-cap companies. Continuing the trend of the first half of the fiscal year, large-cap growth funds generally performed better than those focused on small-cap value. Six of the underlying funds posted positive results for the period and beat their benchmark indexes.

By investing in all segments of the U.S. equity market, the Diversified Equity Fund offers broad exposure to companies that—in the view of the underlying funds’ advisors—offer opportunities for long-term capital appreciation with some income. Vanguard’s Equity Index Group is responsible for maintaining Diversified Equity’s target allocations among its underlying funds.

2

If you hold shares of the fund in a taxable account, you may wish to review the table of after-tax returns that appears later in this report.

U.S. stock market fluctuated on its way to modest returns

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31. Stocks generally climbed during the first nine months before dropping sharply in August and September. Fears surfaced in late summer that slower economic growth in China would spread across the globe.

In October, however, stocks rallied as the Federal Reserve maintained its historically low short-term interest rates. Central banks in Europe and Asia also signaled or implemented additional stimulus measures to counter sluggish growth and low inflation. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The strength of the U.S. dollar against foreign currencies contributed to a return of about –4% for international stocks. Returns for the developed markets of the Pacific region and Europe were essentially flat. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% over the fiscal year, benefited from investors’ desire

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.74%, held back by the dollar’s strength against many foreign currencies. Without this currency effect, international bond returns were positive.

Returns for money market funds and savings accounts continued to be constrained by the Fed’s 0%–0.25% target for short-term interest rates.

Investors favored large-caps through market turbulence

The wide dispersion in the performance of Diversified Equity’s underlying funds reflects how unevenly this summer’s volatility affected various segments of the market. Large-cap growth stocks demonstrated the greatest endurance as they weathered turbulence in the second half of the fiscal year better than their small-cap, mid-cap, and value counterparts.

Not surprisingly, the top performers all feature large-cap growth stocks. Both Vanguard U.S. Growth Fund and Vanguard Morgan™ Growth Fund returned more than 10%. The former specializes in large-cap growth stocks; the latter invests in both large and mid-sized companies.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.41%	1.21%

The acquired fund fees and expenses—drawn from the prospectus dated February 25, 2015—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2015, the annualized acquired fund fees and expenses were 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Core Funds.

4

Vanguard Growth and Income Fund, a blend of large-cap growth and value stocks, returned 5.94%. All three funds benefited from exposure to the health care and information technology sectors.

Also notable was Vanguard Mid-Cap Growth Fund, which easily outperformed its benchmark, the Russell Midcap Growth Index, and returned 6.68% over the 12-month period. Technology and industrial stocks drove the fund’s performance relative to the benchmark.

Vanguard Windsor™ Fund and Vanguard Windsor II Fund, which invest mainly in large-cap value stocks, each returned more than 1.50%. Both funds did slightly better than their benchmark, the Russell 1000 Value Index. They benefited from having smaller allocations to the hard-hit energy sector than the index did.

The weakest performers were Vanguard Capital Value Fund and Vanguard Explorer™ Fund, which collectively represent about 15 percent of Diversified Equity’s total assets. Capital Value, with its “go-anywhere” approach, invests in both well-known large-cap companies and less familiar small-caps. The fund struggled compared with its benchmark because of poor stock picks in technology and energy. The Explorer Fund, which holds small-cap growth companies, ended in modestly negative territory. It lagged the positive return of its benchmark largely because of poor performance in the technology and health care sectors.

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
Diversified Equity Fund	7.63%
MSCI US Broad Market Index	8.15
Multi-Cap Core Funds Average	6.50
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund has achieved ten years of solid competitive performance

For the last ten years, the Diversified Equity Fund has produced an average annual return of 7.63%. This puts it a step behind the 8.15% return of its benchmark but well above the 6.50% average return of its peers. Its performance is perhaps more noteworthy when you consider the extraordinarily difficult environment that the fund had to contend with during its ten-year history. This includes, of course, the 2008 financial crisis and the worst global economic downturn since the Great Depression.

As we begin the next decade, we remain confident in the skills and experience of the advisors who manage Diversified Equity and its underlying funds. We believe the fund will continue to benefit from those advisors’ guidance and produce competitive results over the long term.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2015
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.2%	5.94%
Vanguard Morgan Growth Fund Investor Shares	15.3	10.44
Vanguard U.S. Growth Fund Investor Shares	15.2	10.71
Vanguard Windsor II Fund Investor Shares	15.1	1.57
Vanguard Windsor Fund Investor Shares	15.0	1.76
Vanguard Explorer Fund Investor Shares	9.6	-0.62
Vanguard Mid-Cap Growth Fund	5.0	6.68
Vanguard Capital Value Fund	4.6	-7.97
Combined	100.0%	4.71%

6

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover. But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in your fund’s Performance Summary later in this report are its time-weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of September 30, 2015. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash flow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash flow. A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash flows to the ending total net assets. Amounts may not add up exactly because of rounding.

Sources: Vanguard and Morningstar, Inc.

7

or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

November 17, 2015

8

Diversified Equity Fund

Fund Profile
As of October 31, 2015

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,522	3,260
Median Market Cap	$48.8B	$52.1B
Price/Earnings Ratio	20.4x	21.8x
Price/Book Ratio	2.3x	2.8x
Return on Equity	16.8%	17.3%
Earnings Growth
Rate	8.7%	10.0%
Dividend Yield	2.0%	2.0%
Turnover Rate	10%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.41%	—
30-Day SEC Yield	1.21%	—

Allocation to Underlying Vanguard Funds

Vanguard Growth and Income Fund
Investor Shares	20.2%
Vanguard Morgan Growth Fund Investor
Shares	15.3
Vanguard U.S. Growth Fund Investor
Shares	15.2
Vanguard Windsor II Fund Investor Shares	15.1
Vanguard Windsor Fund Investor Shares	15.0
Vanguard Explorer Fund Investor Shares	9.6
Vanguard Mid-Cap Growth Fund	5.0
Vanguard Capital Value Fund	4.6

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.98
Beta	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)

		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	13.6%	13.8%
Consumer Staples	7.0	8.6
Energy	8.0	6.6
Financials	19.4	17.5
Health Care	16.4	14.3
Industrials	11.1	10.7
Information Technology	18.3	20.0
Materials	2.4	3.3
Telecommunication Services	1.9	2.2
Utilities	1.9	3.0

Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 25, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2015, the annualized acquired fund fees and expenses were 0.40%.

9

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005, Through October 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Diversified Equity Fund*	4.71%	14.03%	7.63%	$20,869
••••••••	MSCI US Broad Market Index	4.55	14.21	8.15	21,881
– – – –	Multi-Cap Core Funds Average	2.12	11.56	6.50	18,775
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

Diversified Equity Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

Diversified Equity Fund

MSCI US Broad Market Index

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Diversified Equity Fund	6/10/2005	-0.12%	13.36%	6.67%

11

Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	6,868,947	293,510
Vanguard Morgan Growth Fund Investor Shares	8,128,567	222,885
Vanguard U.S. Growth Fund Investor Shares	6,852,053	221,458
Vanguard Windsor II Fund Investor Shares	5,975,524	219,481
Vanguard Windsor Fund Investor Shares	10,388,991	218,792
Vanguard Explorer Fund Investor Shares	1,544,194	139,827
Vanguard Mid-Cap Growth Fund	2,923,665	72,741
Vanguard Capital Value Fund	5,406,238	67,200
Total Investment Companies (Cost $1,005,018)		1,455,894

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		956
Receivables for Capital Shares Issued		343
Total Other Assets		1,299
Liabilities
Payables for Capital Shares Redeemed		(1,526)
Other Liabilities		(71)
Total Liabilities		(1,597)
Net Assets (100%)
Applicable to 43,914,908 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,455,596
Net Asset Value Per Share		$33.15

12

Diversified Equity Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	900,489
Undistributed Net Investment Income	5,251
Accumulated Net Realized Gains	98,980
Unrealized Appreciation (Depreciation)	450,876
Net Assets	1,455,596

  See Note A in Notes to Financial Statements.
  See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Income Distributions Received	17,392
Net Investment Income—Note B	17,392
Realized Net Gain (Loss)
Capital Gain Distributions Received	116,870
Affiliated Investment Securities Sold	10,453
Realized Net Gain (Loss)	127,323
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(75,614)
Net Increase (Decrease) in Net Assets Resulting from Operations	69,101

See accompanying Notes, which are an integral part of the Financial Statements.

14

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,392	15,308
Realized Net Gain (Loss)	127,323	55,848
Change in Unrealized Appreciation (Depreciation)	(75,614)	137,664
Net Increase (Decrease) in Net Assets Resulting from Operations	69,101	208,820
Distributions
Net Investment Income	(15,306)	(13,538)
Realized Capital Gain[1]	(55,272)	(18,179)
Total Distributions	(70,578)	(31,717)
Capital Share Transactions
Issued	145,790	167,215
Issued in Lieu of Cash Distributions	67,884	30,644
Redeemed	(269,946)	(281,229)
Net Increase (Decrease) from Capital Share Transactions	(56,272)	(83,370)
Total Increase (Decrease)	(57,749)	93,733
Net Assets
Beginning of Period	1,513,345	1,419,612
End of Period[2]	1,455,596	1,513,345

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $16,694,000 and $9,233,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,251,000 and $4,904,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Diversified Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.18	$29.43	$22.70	$20.34	$19.13
Investment Operations
Net Investment Income	. 394	.322[1]	.332	.262	.228
Capital Gain Distributions Received	2.606	.848[1]	.131	.034	—
Net Realized and Unrealized Gain (Loss)
on Investments	(1.453)	3.243	6.626	2.310	1.192
Total from Investment Operations	1.547	4.413	7.089	2.606	1.420
Distributions
Dividends from Net Investment Income	(.342)	(. 283)	(. 344)	(.246)	(. 210)
Distributions from Realized Capital Gains	(1.235)	(.380)	(.015)	—	—
Total Distributions	(1.577)	(. 663)	(. 359)	(. 246)	(. 210)
Net Asset Value, End of Period	$33.15	$33.18	$29.43	$22.70	$20.34

Total Return[2]	4.71%	15.20%	31.70%	12.97%	7.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,456	$1,513	$1,420	$1,173	$1,183
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.40%	0.41%	0.40%	0.40%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.16%	1.03%	1.27%	1.18%	1.09%
Portfolio Turnover Rate	10%	5%	5%	3%	3%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

17

Diversified Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,739,000 from undistributed net investment income, and $14,884,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $8,006,000 of ordinary income and $96,225,000 of long-term capital gains available for distribution.

At October 31, 2015, the cost of investment securities for tax purposes was $1,005,018,000. Net unrealized appreciation of investment securities for tax purposes was $450,876,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	4,387	5,388
Issued in Lieu of Cash Distributions	2,068	1,008
Redeemed	(8,157)	(9,013)
Net Increase (Decrease) in Shares Outstanding	(1,702)	(2,617)

18

Diversified Equity Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Capital Value Fund	73,795	13,225	5,897	868	7,412	67,200
Vanguard Explorer Fund	152,593	25,197	17,543	217	19,940	139,827
Vanguard Growth and
Income Fund	303,490	23,614	27,636	5,049	17,761	293,510
Vanguard Mid-Cap Growth Fund	76,163	14,029	13,537	106	8,827	72,741
Vanguard Morgan Growth Fund	227,461	25,256	28,144	1,522	22,521	222,885
Vanguard U.S. Growth Fund	227,730	18,231	30,285	1,353	15,919	221,458
Vanguard Windsor Fund	225,740	15,021	12,965	3,463	9,759	218,792
Vanguard Windsor II Fund	226,279	19,967	10,729	4,814	14,731	219,481
Total	1,513,251	154,540	146,736	17,392	116,870	1,455,894

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $53,155,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $16,922,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 58% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	4.71%	14.03%	7.63%
Returns After Taxes on Distributions	3.37	13.46	7.09
Returns After Taxes on Distributions and Sale of Fund Shares	3.39	11.20	6.10

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return	$1,000.00	$989.55	$2.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.40%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

24

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122015

Annual Report | October 31, 2015

Vanguard Emerging Markets Select

Stock Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
				Total
				Returns
Vanguard Emerging Markets Select Stock Fund				-16.99%
FTSE Emerging Index				-15.20
Emerging Markets Funds Average				-14.77
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Emerging Markets Select Stock Fund	$20.13	$16.48	$0.255	$0.000

1

Chairman’s Letter

Dear Shareholder,

Pulled down by a summer swoon for the global markets, Vanguard Emerging Markets Select Stock Fund recorded a negative return for the 12 months ended October 31, 2015. Peer funds, on average, and the benchmark index also notched double-digit negative results, but their declines weren’t quite as steep as the fund’s –16.99%.

During the fiscal year, concerns about China seemed to weigh heavily on emerging-market stocks, which lagged those of developed countries by a considerable margin. The slowdown in China is of such significance because many emerging economies depend on exporting commodities to the world’s most populous country. Stock markets in major commodity exporters Brazil, Mexico, Russia, and South Africa all tumbled.

For U.S.-based investors, currency had a generally negative effect on emerging-market returns, reflecting the dollar’s relative strength during the period. (For more on currency effects and international diversification, see the text box later in this letter.)

If you own the fund in a taxable account, you may wish to review the section on after-tax returns that appears later in this report.

2

Global stock markets struggled, and some failed to advance

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31, 2015. The market traveled a bumpy road to that result. Fears surfaced in late summer that slower economic growth in China would spread across the globe. A sharp drop in August erased the market’s earlier gains and stocks slid further in September.

In October, however, U.S. stocks staged a robust rally as the Federal Reserve maintained its historically low short-term interest rates. Corporate earnings, although lower than in recent years, mostly exceeded expectations. In Europe and Asia, central banks signaled or implemented additional stimulus measures to counter sluggish growth and low inflation.

The broad international stock market returned about –4% for U.S. investors as the dollar’s strength weighed on local-market returns. Solid gains in the developed markets of the Pacific region and Europe were essentially flat when translated into dollars.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% for the fiscal year, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –7%, also held back by the strong dollar. Without this currency effect, international bond returns were positive.

Returns for money market funds and savings accounts continued to be constrained by the Fed’s 0%–0.25% target for short-term interest rates.

The fund’s advance faltered as markets turned stormy

Through the first half of the fiscal year, the Emerging Markets Select Stock Fund managed a modestly positive return. But it reversed course in the second half amid the China-inspired market turbulence that I mentioned earlier. In addition to its slowing economy, China’s currency depreciation in August also rattled world markets.

The gyrations in the latter part of the fiscal year highlight just how challenging emerging markets can be. Diversification can help limit the risk inherent in investing in these markets, and your fund is diversified both in its holdings and in how it’s managed.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.96%	1.57%

The fund expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratio was 0.93%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Emerging Markets Funds.

4

Four advisors are each responsible for investing a portion of the fund’s assets. These advisors bring a range of views and methods to their work, which allow the fund to benefit from a diversity of perspectives. And the fund’s holdings give it exposure to a wide swath of countries and industries across several continents.

Diversification can’t, however, completely neutralize the effects of the periodic turmoil that sweeps through the markets of developing nations. That’s one of the reasons Vanguard would caution against concentrating too much of a portfolio in these stocks. In our view, broad global diversification among both stocks and bonds is generally the best choice for investors.

For the 12 months just ended, negative returns were hard to avoid. The fund sustained an especially steep decline—even worse than the one experienced by its benchmark index—in Brazil. The Latin American nation has been mired in recession, and it has also felt the effects of a scandal at its giant oil company. But Brazilian markets were hardly alone in their troubles. The fund notched sharply negative returns in countries ranging from the Czech Republic to the United Arab Emirates.

None of the ten industry sectors represented in your fund produced a positive return for the period. Energy-related stocks fell the most amid a steep drop in oil prices.

Total Returns
Inception Through October 31, 2015
Average
Annual Return
Emerging Markets Select Stock Fund (Returns since inception: 6/27/2011)	-3.46%
FTSE Emerging Index	-3.38
Emerging Markets Funds Average	-3.64
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For more about the fund’s strategy and positioning, please see the Advisors’ Report that follows my letter.

The fund’s results since inception reflect an overall challenging time

The period since your fund’s inception has been marked by extreme ups and downs for the emerging markets. For its first partial fiscal year (June 27 to October 31, 2011), the fund had a sharply negative return, but it went on to rebound in fiscal years 2012 and 2013. For 2014, it eked out a positive return, which was followed by the latest fiscal year’s disappointing result.

All of that translates into a –3.46% annualized return since inception. That result is roughly on par with the fund’s comparative standards (–3.38% for the FTSE Emerging Index and –3.64% for peer funds, on average).

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover. But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in your fund’s Performance Summary later in this report are its time-weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown in the figure to the right.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counter- productive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Fund returns vs. investor returns

Notes: Data are for the decade ended September 30, 2015. The average fund return and average investor return are from Morningstar, based on U.S.-domiciled international equity funds that have reported ten-year returns. The average fund return is the average of the international stock funds’ time-weighted returns. The average investor return assumes that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ‚ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ‚ow. A model similar to an internal rate-of-return calculation is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ‚ows to the ending total net assets.

Sources: Vanguard and Morningstar, Inc.

6

As I’ve noted previously, if you’re a long-term, risk-tolerant investor, we believe this fund can play a role in further diversifying the international portion of your portfolio. We’re confident that the advisors’ expertise and thorough research can produce rewarding results over time.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read

Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

7

Advisors’ Report

For the 12 months ended October 31, 2015, Vanguard Emerging Markets Select Stock Fund returned –16.99%. The average return of its peers was –14.77%, and its benchmark, the FTSE Emerging Index, returned –15.20%.

The fund’s assets are divided among four independent investment advisors. The use of multiple advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	25	65	Allocates the assets in its portion of the fund to a team
Company LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
Oaktree Capital Management, L.P.	24	61	Seeks to capture misevaluation of securities caused by
			investor behavior. Oaktree’s investment process is
			driven by bottom-up research, which includes
			extensive travel to meet company management and
			maintaining in-house models focused on deriving
			reliable cash-flow projections.
M&G Investment Management	23	61	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Pzena Investment Management,	23	60	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider valuation
			spreads.
Cash Investments	5	12	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 20, 2015.

Wellington Management Company llp

Portfolio Managers: Cheryl M. Duckworth, CFA, Senior Managing Director and Associate Director, Global Industry Research Mark Mandel, CFA, Senior Managing Director and Director, Global Industry Research

Our portion of the fund focuses on bottom-up stock selection as the primary driver of performance while minimizing active industry bets.

Emerging-market equities fell in U.S.-dollar terms as measured by the FTSE Emerging Index during the 12-month period; each of the ten sectors in the index posted negative returns. Energy and materials were the weakest benchmark sectors; health care and information technology outpaced the index.

Chinese conglomerate Fosun International, Greek crude oil refiner Motor Oil Hellas, and Russian commercial bank Sberbank were the top relative contributors.

Fosun International is a company in transition. It has historically been focused on asset-intensive businesses such as the manufacture and sale of iron and steel products and the mining and processing of various metals. However, management has been successfully shifting its focus to areas such as pharmaceutical and health care products, property development, asset management, and insurance. This strategy is now starting to pay off; we trimmed the position on strength.

Motor Oil Hellas is a high-quality U.S.-dollar business with a leading operating cost profile. We sold our shares as they reached our target price.

Sberbank, a position we initiated during the period, is the largest commercial bank and lending institution in Russia. The stock was hurt last year by overall market volatility following a collapse in oil prices and sanctions over the conflict in Ukraine, as well as a tumbling ruble. However, the bank got off to a positive start for 2015, bolstered by market reaction to bills passed by the Russian parliament that aim to add capital to the banking sector and improve liquidity.

We view Sberbank as a longer-term opportunity to hold an attractively valued premier Russian banking franchise. We believe it has sufficient liquidity, capital, and support from the central bank to weather the uncertainty in the economy.

Our positions in Petrobras, AmBank, and Alpha Bank weighed on performance during the year. Petrobras, an integrated oil and gas producer based in Brazil, was

9

plagued by both a corruption scandal and the depreciation of the Brazilian real. We exited the position after continued fallout from the kickback scandal and accelerating political dysfunction in Brazil.

Economic and competitive pressures caused shares of AmBank, one of the largest banking groups in Malaysia, to decline. We continue to hold the stock in light of the company’s strong management and strategy, competitive position, and attractive valuation.

Holdings in Greece-based Alpha Bank fell in tandem with the overall Greek equity market. We sold our shares because of lack of clarity about the macroeconomic and credit situations.

Oaktree Capital Management, L.P.

Portfolio Managers: Frank J. Carroll III,

Managing Director and Co-Head of Emerging Markets Equities

Timothy D. Jensen, Managing Director and Co-Head of Emerging Markets Equities

Emerging markets traded within a volatile range before ending significantly down during the 12 months ended October 31, 2015. They faced challenges including weak growth in global trade, concerns about slowing Chinese economic growth, low commodity prices, and a number of country-specific issues. As the U.S. dollar appreciated substantially during the year, most emerging-market currencies lost value.

Decelerating global trade limits opportunities for smaller economies dependent on exports for much of their growth. Slowing Chinese economic expansion contributed to weaker growth in demand for oil, metals, and other commodities just as advances in technology including shale oil extraction and large new mining projects were increasing supply.

The extraordinary plunge in the price of oil led to serious disruptions in oil-dependent economies, including Russia. These factors hurt energy- and commodity-exporting economies in emerging markets more than the corresponding lower prices helped commodity importers, including China, India, and most other Asian nations.

The portfolio’s performance was primarily hurt by weak stock selection in China, which more than offset the benefit of our overweight allocation to that market. Stock picks in India, Mexico, Taiwan, and Turkey weighed on relative performance, as did selection and an overweight allocation in Brazil.

Strong stock choices in South Africa, Indonesia, and Thailand contributed to results. Positive selection among financials was more than offset by negative picks among information technology, consumer discretionary, and consumer staples companies.

At the end of the period, the portfolio held overweight exposures to South Korea, China, Brazil, Russia, and Hungary. It was underweighted in markets including Taiwan, Malaysia, South Africa, Philippines, Poland, and India.

10

M&G Investment Management Limited

Portfolio Manager: Matthew Vaight, UKSIP

The commodities sector faced a number of challenges during the fiscal year, including a drop in the prices of raw materials amid fears of weaker demand from China.

The portfolio’s holding in First Quantum Minerals, a Canada-listed copper miner, was one of its leading detractors. Meanwhile, oil prices plunged on fears of oversupply, which weighed heavily on the share prices of Ophir Energy, an Africa-focused oil and gas explorer, and Ezion Holdings, a Singapore-listed oil services firm.

Brazil’s economic situation deteriorated as the country fell into a severe recession. Holdings in Banco Bradesco, one of the country’s largest banks, and MRV Engenharia, a house builder, were notable underperformers.

Barloworld, a distributor of industrial equipment, suffered from South Africa’s weak economic environment.

In contrast, several Chinese holdings made positive contributions, including PICC Property & Casualty, an insurance firm, and China Lesso Group Holdings, the country’s largest maker of plastic pipes. Lesso is expected to benefit from China’s ongoing infrastructure investment as well as new opportunities such as supplying fish farms. In India, Axis Bank, a non-state-owned financial group, and mortgage lender Indiabulls Housing Finance also performed well, boosted by optimism about the new government’s economic reforms.

During the period, we invested in several Taiwanese companies that in our view had been unfairly hit by concerns about China’s economic slowdown. We established a new position in Chicony Electronics, a leading manufacturer of computer hardware equipment that is shifting capital toward higher-margin, higher-growth products. We also purchased shares in Hermes Microvision, which supplies semiconductor testing equipment.

Cosan, a Brazilian conglomerate with a fuel distribution business, was another newcomer. Positive changes are taking place in its organization, and in our view, its assets are underappreciated.

These purchases were funded by selling stakes in Shanghai Electric, a Chinese power equipment firm, and South African financial group Standard Bank after good performance.

11

Pzena Investment Management, LLC

Portfolio Managers: Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal and Co-Chief Investment Officer

Our weakest individual results were from Brazilian companies Randon, Usiminas, and Petrobras, whose share prices declined as a deteriorating macro environment weighed on earnings and sentiment. We see significant value in the operating businesses of these companies despite the near-term challenges.

Industrial manufacturer Randon has been actively cutting costs and is growing market share while its rivals struggle. We expect it to be well-positioned for an eventual upturn in truck and trailer demand in Brazil.

Materials holding Usiminas, which fell on low steel demand, should benefit from the devaluation of the real and ongoing cost restructuring. Petrobras weakened as the declining real further reduced its refining profitability and stretched its balance sheet. Despite political, regulatory, and financial pressures, the stock offers extraordinary value at current prices.

Outside Brazil, the biggest detractor was Hong Kong-based Pacific Basin Shipping; shipping-related businesses experienced severe earnings and valuation pressure due to historically low rates.

Somewhat offsetting these declines was China Power International, which benefited from falling coal prices and modest corresponding tariff reductions. Investor reaction to its strong growth outlook and expectations of asset injections from parent company China Power Investment Group also boosted shares. And Hungarian financial OTP Bank was up solidly as the domestic economy improved.

Although the last 12 months have been difficult for emerging-market investors, we are excited about current valuations and the continued broadening of opportunities. We are taking selective advantage of the situation to increase our exposure to high-quality franchises and strong balance sheets.

12

Emerging Markets Select Stock Fund

Fund Profile
As of October 31, 2015

Portfolio Characteristics
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Number of Stocks	269	946	1,831
Median Market Cap	$10.9B	$15.5B	$30.5B
Price/Earnings Ratio	14.4x	15.9x	17.3x
Price/Book Ratio	1.3x	1.6x	1.7x
Return on Equity	17.2%	18.3%	15.2%
Earnings Growth
Rate	12.0%	12.9%	11.0%
Dividend Yield	2.4%	2.8%	3.0%
Turnover Rate	49%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.96%	—	—
Short-Term Reserves	1.6%	—	—

Sector Diversification (% of equity exposure)

			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Consumer
Discretionary	11.5%	8.7%	12.1%
Consumer Staples	5.0	8.2	10.8
Energy	10.4	8.9	6.5
Financials	26.3	30.8	27.1
Health Care	1.9	3.1	9.3
Industrials	7.3	7.4	11.3
Information
Technology	18.8	14.4	7.4
Materials	6.9	6.9	6.8
Telecommunication
Services	5.8	7.7	5.2
Utilities	6.1	3.9	3.5

Volatility Measures
		MSCI AC
	FTSE	World
	Emerging	Index
	Index	ex USA
R-Squared	0.96	0.79
Beta	1.03	1.13

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	4.0%
China Construction Bank
Corp.	Diversified Banks	1.7
Samsung Electronics Co. Technology
Ltd.	Hardware, Storage &
	Peripherals	1.5
Sberbank PAO	Diversified Banks	1.4
Tencent Holdings Ltd.	Internet Software &
	Services	1.4
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.3
Naspers Ltd.	Cable & Satellite	1.3
Dongfeng Motor Group	Automobile
Co. Ltd.	Manufacturers	1.3
Industrial & Commercial
Bank of China Ltd.	Diversified Banks	1.3
Lukoil PJSC	Integrated Oil & Gas	1.2
Top Ten		16.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratio was 0.93%.

13

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)

			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	1.7%	0.0%	14.8%
Other	1.4	0.0	33.2
Subtotal	3.1%	0.0%	48.0%
Pacific
South Korea	7.0%	0.0%	3.3%
Hong Kong	2.8	0.0	2.4
Other	0.3	0.0	22.4
Subtotal	10.1%	0.0%	28.1%
Emerging Markets
China	24.7%	27.9%	4.7%
Taiwan	11.1	14.2	2.5
India	10.3	12.8	1.7
Brazil	7.7	7.0	1.2
Russia	6.1	4.5	0.7
South Africa	5.3	9.5	1.6
Thailand	2.9	2.7	0.4
Mexico	2.1	5.6	1.0
Hungary	1.6	0.3	0.0
Turkey	1.5	1.7	0.3
Philippines	1.5	1.9	0.3
Malaysia	1.4	4.0	0.6
Indonesia	1.2	2.4	0.5
Other	4.8	5.5	1.7
Subtotal	82.2%	100.0%	17.2%
North America
United States	4.4%	0.0%	0.0%
Other	0.2	0.0	6.2
Subtotal	4.6%	0.0%	6.2%
Middle East	0.0%	0.0%	0.5%

14

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 27, 2011, Through October 31, 2015

Initial Investment of $10,000

Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

15

Emerging Markets Select Stock Fund

Fiscal-Year Total Returns (%): June 27, 2011, Through October 31, 2015

Emerging Markets Select Stock Fund

FTSE Emerging Index

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Emerging Markets Select Stock
Fund	6/27/2011	-22.28%	-4.86%

16

Emerging Markets Select Stock Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.6%)[1]
Argentina (0.2%)
YPF SA ADR	21,900	468

Bangladesh (0.1%)
British American Tobacco
Bangladesh Co. Ltd.	5,100	193

Brazil (7.2%)
Ambev SA	564,223	2,793
Telefonica Brasil SA ADR	180,554	1,871
MRV Engenharia e
Participacoes SA	656,176	1,262
Banco Bradesco SA
Preference Shares	223,871	1,219
BRF SA ADR	77,292	1,185
Itau Unibanco Holding
SA ADR	163,532	1,120
Vale SA Class B ADR	269,000	968
Usinas Siderurgicas
de Minas Gerais SA
Preference Shares	1,216,500	877
Cia de Saneamento
Basico do Estado de Sao
Paulo	191,000	829
* Petroleo Brasileiro SA
ADR	200,400	800
EDP - Energias do Brasil
SA	268,236	785
Randon Participacoes SA
Preference Shares	842,718	618
BB Seguridade
Participacoes SA	85,955	593
TOTVS SA	58,081	515
* Petroleo Brasileiro SA
Preference Shares	254,800	509
BM&FBovespa SA - Bolsa
de Valores Mercadorias
e Futuros	150,600	445

		Market
		Value•
	Shares	($000)
Telefonica Brasil SA
Preference Shares	40,700	422
Cyrela Brazil Realty SA
Empreendimentos e
Participacoes	172,983	402
CETIP SA - Mercados
Organizados	44,077	390
* B2W Cia Digital	95,351	360
Itau Unibanco Holding SA
Preference Shares	45,294	311
Banco do Estado do Rio
Grande do Sul SA
Preference Shares	104,500	162
* Rumo Logistica Operadora
Multimodal SA	64,558	123
Raia Drogasil SA	11,200	116
Brasil Insurance
Participacoes e
Administracao SA	276,200	59
		18,734
Canada (0.2%)
First Quantum Minerals
Ltd.	114,124	609

Chile (0.2%)
Banco Santander Chile
ADR	24,275	461

China (23.3%)
China Construction
Bank Corp.	6,185,250	4,460
Tencent Holdings Ltd.	191,085	3,586
China Mobile Ltd.	288,600	3,433
Dongfeng Motor Group
Co. Ltd.	2,319,000	3,326
Industrial & Commercial
Bank of China Ltd.	5,153,380	3,270
China Unicom Hong
Kong Ltd.	2,175,773	2,666
CNOOC Ltd.	2,098,400	2,387

17

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Greatview Aseptic
	Packaging Co. Ltd.	4,586,140	2,156
	China Shenhua Energy
	Co. Ltd.	1,272,500	2,150
	China Pacific Insurance
	Group Co. Ltd.	535,412	2,134
	China Power International
	Development Ltd.	3,158,600	1,984
	China Life Insurance
	Co. Ltd.	547,216	1,962
	PICC Property & Casualty
	Co. Ltd.	834,040	1,890
	China Overseas Land &
	Investment Ltd.	549,400	1,770
	Mindray Medical
	International Ltd. ADR	69,177	1,659
	China Resources Power
	Holdings Co. Ltd.	662,000	1,495
	China Lesso Group
	Holdings Ltd.	1,613,000	1,306
*	China Agri-Industries
	Holdings Ltd.	3,230,000	1,186
2	Sinopec Engineering
	Group Co. Ltd.	1,373,000	1,181
	Far East Horizon Ltd.	1,136,000	943
	China Everbright
	International Ltd.	563,500	903
	Lenovo Group Ltd.	919,780	853
	Anhui Conch Cement
	Co. Ltd.	237,000	722
	Guangdong Investment
	Ltd.	504,550	709
	Kingboard Laminates
	Holdings Ltd.	1,627,625	679
*	Luye Pharma Group Ltd.	676,104	662
	China Cinda Asset
	Management Co. Ltd.	1,653,500	641
*,2	Tianhe Chemicals Group
	Ltd.	4,142,000	625
	Brilliance China
	Automotive Holdings Ltd.	442,700	611
	Haier Electronics Group
	Co. Ltd.	314,241	606
	ENN Energy Holdings Ltd.	105,530	605
	China Shineway
	Pharmaceutical Group
	Ltd.	453,000	586
	Huadian Fuxin Energy
	Corp. Ltd.	1,850,900	568
*	GCL-Poly Energy
	Holdings Ltd.	2,684,000	553
	Baoxin Auto Group Ltd.	1,325,000	549
	China Shipping
	Development Co. Ltd.	684,000	485
	Dah Chong Hong Holdings
	Ltd.	1,037,000	470

		Market
		Value•
	Shares	($000)
China Vanke Co. Ltd.	197,630	461
* Sinopec Shanghai
Petrochemical Co. Ltd.	1,058,000	442
Sunny Optical Technology
Group Co. Ltd.	167,700	390
ANTA Sports Products Ltd.	135,000	377
Sinopharm Group Co. Ltd.	86,400	356
China Suntien Green
Energy Corp. Ltd.	1,808,000	323
China Longyuan Power
Group Corp. Ltd.	344,780	315
China Coal Energy Co. Ltd.	732,000	314
China ZhengTong Auto
Services Holdings Ltd.	579,000	258
XTEP International
Holdings Ltd.	488,500	253
PAX Global Technology
Ltd.	183,000	238
China Dongxiang Group
Co. Ltd.	904,000	229
* Li Ning Co. Ltd.	401,000	208
Fosun International Ltd.	95,331	173
* Best Pacific International
Holdings Ltd.	156,000	67
Shandong Weigao Group
Medical Polymer Co. Ltd.	95,500	66
* China Overseas Property
Holdings Ltd.	130,666	22
		60,263
Colombia (0.1%)
Cementos Argos SA	98,216	325

Czech Republic (0.8%)
CEZ AS	79,049	1,580
Komercni banka as	2,988	618
		2,198
Egypt (0.4%)
Commercial International
Bank Egypt SAE	140,323	923

Greece (0.3%)
Hellenic
Telecommunications
Organization SA	87,844	817

Hong Kong (2.7%)
AIA Group Ltd.	260,036	1,518
Pacific Basin Shipping
Ltd.	3,858,750	1,143
Galaxy Entertainment
Group Ltd.	240,000	817
AMVIG Holdings Ltd.	1,618,000	741
Stella International
Holdings Ltd.	255,500	631
Sands China Ltd.	161,650	580

18

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Texwinca Holdings Ltd.	559,000	542
	China Mengniu Dairy Co.
	Ltd.	271,954	526
	Towngas China Co. Ltd.	265,440	180
*	Cowell e Holdings Inc.	277,818	133
	AAC Technologies
	Holdings Inc.	20,200	128
	Wynn Macau Ltd.	48,000	66
			7,005
Hungary (1.5%)
	OTP Bank plc	151,604	2,936
*	Magyar Telekom
	Telecommunications plc	739,375	1,025
			3,961
India (9.6%)
	Reliance Industries Ltd.	178,952	2,589
	Axis Bank Ltd.	284,974	2,066
	CESC Ltd.	208,500	1,850
	Tata Consultancy Services
	Ltd.	37,090	1,414
	ICICI Bank Ltd. ADR	149,924	1,292
	ICICI Bank Ltd.	276,929	1,169
	UltraTech Cement Ltd.	23,616	1,041
	JK Lakshmi Cement Ltd.	170,668	973
	NTPC Ltd.	479,400	972
	Hindalco Industries Ltd.	755,750	968
	Bharti Airtel Ltd.	166,901	889
	Larsen & Toubro Ltd.	38,371	826
	Bharti Infratel Ltd.	137,343	816
	State Bank of India	225,917	816
	Indiabulls Housing
	Finance Ltd.	73,075	803
	Dr Reddy’s Laboratories
	Ltd. ADR	10,742	696
	Bank of Baroda	273,619	667
	Power Grid Corp. of India
	Ltd.	306,014	602
	NHPC Ltd.	2,157,750	599
	Godrej Consumer
	Products Ltd.	30,793	594
	Punjab National Bank	220,874	432
	Sun Pharmaceutical
	Industries Ltd.	27,334	371
	HDFC Bank Ltd. ADR	6,050	370
*	IDFC Bank Ltd.	323,659	359
	Marico Ltd.	60,531	358
	Oberoi Realty Ltd.	78,970	344
	Idea Cellular Ltd.	156,787	335
	IDFC Ltd.	323,659	291
	Jubilant Foodworks Ltd.	9,224	206
*	Grasim Industries Ltd. GDR	2,647	148
	Union Bank of India	52,451	125
			24,981

		Market
		Value•
	Shares	($000)
Indonesia (1.1%)
Bank Rakyat Indonesia
Persero Tbk PT	1,497,700	1,144
Telekomunikasi Indonesia
Persero Tbk PT	3,504,900	693
* Bank Tabungan
Pensiunan Nasional
Tbk PT	2,564,000	489
Matahari Department
Store Tbk PT	156,900	189
Sumber Alfaria Trijaya
Tbk PT	3,529,600	157
* Vale Indonesia Tbk PT	867,300	140
		2,812
Kenya (0.1%)
Safaricom Ltd.	2,488,800	350

Malaysia (1.2%)
Genting Malaysia Bhd.	1,438,900	1,438
AirAsia Bhd.	2,122,300	729
AMMB Holdings Bhd.	528,800	587
Guinness Anchor Bhd.	59,900	199
British American Tobacco
Malaysia Bhd.	9,266	133
		3,086
Mexico (1.8%)
* Cemex SAB de CV ADR	191,891	1,211
Grupo Financiero Banorte
SAB de CV	202,644	1,091
Grupo Mexico SAB de
CV Class B	306,800	747
Grupo Financiero
Santander Mexico SAB
de CV ADR	73,188	670
Wal-Mart de Mexico SAB
de CV	212,500	561
Grupo Comercial
Chedraui SA de CV	162,606	450
		4,730
Other (1.2%)
3 Vanguard FTSE Emerging
Markets ETF	85,885	2,992

Pakistan (0.4%)
United Bank Ltd.	612,600	953

Philippines (1.4%)
Energy Development
Corp.	10,081,293	1,423
Metropolitan Bank &
Trust Co.	604,323	1,096
Universal Robina Corp.	103,200	440

19

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Robinsons Land Corp.	416,600	272
	Petron Corp.	1,069,300	185
	Puregold Price Club Inc.	113,200	87
			3,503
Poland (0.8%)
*	Cyfrowy Polsat SA	256,525	1,653
	Bank Pekao SA	10,806	419
			2,072
Qatar (0.4%)
	Industries Qatar QSC	28,856	975

Romania (0.1%)
2	Electrica SA GDR	24,120	285

Russia (5.8%)
*	Lukoil PJSC ADR	89,047	3,232
	Rosneft OAO GDR	639,610	2,551
	Sberbank PAO ADR XLON	314,217	1,920
	Gazprom PAO ADR	395,565	1,667
	Moscow Exchange
	MICEX-RTS OAO	725,696	1,021
	Sberbank PAO	674,685	956
	Magnit PJSC GDR	18,632	846
	Sberbank PAO ADR	129,449	791
	PhosAgro OAO GDR	51,744	698
	Gazprom Neft PAO ADR	43,600	494
	O’Key Group SA GDR	166,144	349
	Etalon Group Ltd. GDR	137,219	265
	MMC Norilsk Nickel PJSC
	ADR	17,427	258
			15,048
Singapore (0.3%)
	Ezion Holdings Ltd.	1,634,200	810

South Africa (4.8%)
	Naspers Ltd.	22,919	3,348
	Sasol Ltd.	89,551	2,852
	Imperial Holdings Ltd.	139,455	1,815
	Reunert Ltd.	247,638	1,207
	Barloworld Ltd.	205,999	1,163
	Discovery Ltd.	58,473	625
	Woolworths Holdings Ltd.	61,217	453
*	AngloGold Ashanti Ltd.
	ADR	53,300	450
*	Mr Price Group Ltd.	12,774	196
	Pick n Pay Stores Ltd.	37,348	180
*	Aveng Ltd.	511,216	126
	Adcock Ingram Holdings
	Ltd.	20,905	78
*	Adbee Rf Ltd.	3,689	9
*	Adcock Ingram Holdings
	Ltd. Warrants Expires
	7/26/2019	1,142	1
			12,503

		Market
		Value•
	Shares	($000)
South Korea (6.2%)
Samsung Electronics Co. Ltd.	3,171	3,798
SK Hynix Inc.	68,675	1,835
Hyundai Motor Co.	12,421	1,697
Kia Motors Corp.	24,239	1,183
Hyundai Heavy Industries
Co. Ltd.	13,820	1,146
Dongbu Insurance Co. Ltd.	17,400	1,044
KB Financial Group Inc.	32,070	1,016
Hana Financial Group Inc.	41,280	1,002
Hotel Shilla Co. Ltd.	9,928	953
POSCO	5,375	862
LG Electronics Inc.	12,775	549
Shinhan Financial Group
Co. Ltd.	12,650	481
LG Chem Ltd.	1,702	451
Doosan Corp.	1,302	126
		16,143
Spain (0.6%)
Prosegur Cia de Seguridad
SA	351,896	1,566

Sweden (0.0%)
* Vostok Emerging Finance
Ltd.	95,461	27

Switzerland (0.5%)
* Dufry AG	10,355	1,210

Taiwan (10.3%)
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	265,972	5,841
Taiwan Semiconductor
Manufacturing Co. Ltd.	1,055,243	4,460
Compal Electronics Inc.	4,103,000	2,545
Delta Electronics Inc.	427,782	2,169
Hon Hai Precision
Industry Co. Ltd.	720,098	1,909
Teco Electric and
Machinery Co. Ltd.	1,601,000	1,394
Chicony Electronics Co.
Ltd.	473,964	1,126
Globalwafers Co. Ltd.	523,459	1,117
Hermes Microvision Inc.	23,000	877
eMemory Technology Inc.	83,100	850
Mega Financial Holding
Co. Ltd.	928,779	674
Yuanta Financial Holding
Co. Ltd.	1,558,165	610
Casetek Holdings Ltd.	139,000	606
Airtac International Group	111,315	576
Largan Precision Co. Ltd.	4,975	384
Catcher Technology
Co. Ltd.	31,615	308

20

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Advantech Co. Ltd.	32,038	229
	Silergy Corp.	19,388	197
	President Chain Store Corp.	28,700	190
	King Yuan Electronics
	Co. Ltd.	274,000	174
	PChome Online Inc.	11,418	127
	Poya International Co. Ltd.	8,080	92
	Eclat Textile Co. Ltd.	6,000	88
			26,543
Thailand (2.7%)
	Bangkok Bank PCL	309,400	1,454
	Krung Thai Bank PCL
	(Foreign)	2,225,975	1,069
	Airports of Thailand PCL	87,400	731
	Kasikornbank PCL	150,500	728
	Total Access
	Communication PCL	378,900	722
*	Precious Shipping PCL	2,968,073	566
	Tesco Lotus Retail
	Growth Freehold &
	Leasehold Property
	Fund	1,124,600	417
	CP ALL PCL (Foreign)	262,100	368
	PTT Global Chemical PCL	181,444	283
	Delta Electronics Thai
	PCL (Foreign)	113,600	269
	Hana Microelectronics
	PCL (Foreign)	256,800	248
	KCE Electronics PCL	60,600	105
*	Precious Shipping PCL
	Warrants 6/15/2018	62,952	—
			6,960
Turkey (1.4%)
*	Tupras Turkiye Petrol
	Rafinerileri AS	50,918	1,345
	Akbank TAS	513,625	1,319
	Turkiye Halk Bankasi AS	237,664	892
	Ulker Biskuvi Sanayi AS	19,564	132
			3,688
United Arab Emirates (0.9%)
	Union National Bank PJSC	741,687	1,130
	Abu Dhabi Commercial
	Bank PJSC	218,325	446
*	Emaar Malls Group PJSC	518,795	442
	Dubai Financial Market
	PJSC	672,874	262
			2,280

			Market
			Value•
		Shares	($000)
United Kingdom (1.7%)
	Petrofac Ltd.	108,216	1,401
	Standard Chartered plc	124,607	1,368
*	Ophir Energy plc	386,040	570
	SABMiller plc	8,280	509
	Coca-Cola HBC AG	18,109	432
			4,280
United States (4.3%)
	Hollysys Automation
	Technologies Ltd.	85,658	1,832
*	Genpact Ltd.	60,085	1,489
*	Baidu Inc. ADR	7,313	1,371
*	Flextronics International Ltd. 102,750		1,170
*	Trina Solar Ltd. ADR	103,000	1,050
*	JD.com Inc. ADR	36,971	1,021
	Southern Copper Corp.	34,800	966
*	Cognizant Technology
	Solutions Corp. Class A	10,000	681
	Cosan Ltd.	172,603	604
*	UTi Worldwide Inc.	83,889	598
*	Alibaba Group Holding
	Ltd. ADR	2,820	236
*	Vipshop Holdings Ltd. ADR	4,418	91
	Avon Products Inc.	21,783	88
			11,197
Total Common Stocks
(Cost $286,015)			244,951
Temporary Cash Investments (5.5%)[1]
Money Market Fund (5.3%)
4	Vanguard Market Liquidity
	Fund, 0.207%	13,665,816	13,666

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[5,6]	Freddie Mac Discount
	Notes, 0.220%, 4/15/16	600	600
Total Temporary Cash Investments
(Cost $14,265)			14,266
Total Investments (100.1%)
(Cost $300,280)			259,217

21

Emerging Markets Select Stock Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	22
Receivables for Investment Securities Sold	390
Receivables for Accrued Income	592
Receivables for Capital Shares Issued	304
Other Assets	500
Total Other Assets	1,808
Liabilities
Payables for Investment Securities
Purchased	(1,224)
Payables to Investment Advisor	(332)
Payables for Capital Shares Redeemed	(274)
Payables to Vanguard	(272)
Other Liabilities	(2)
Total Liabilities	(2,104)
Net Assets (100%)
Applicable to 15,709,504 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	258,921
Net Asset Value Per Share	$16.48

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	308,054
Undistributed Net Investment Income	3,894
Accumulated Net Realized Losses	(12,499)
Unrealized Appreciation (Depreciation)
Investment Securities	(41,063)
Futures Contracts	547
Foreign Currencies	(12)
Net Assets	258,921

• See Note A in Notes to Financial Statements. * Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 1.6%, respectively, of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $2,091,000, representing 0.8% of net assets.

3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

6 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	7,074
Interest[2]	19
Securities Lending	6
Total Income	7,099
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,488
Performance Adjustment	8
The Vanguard Group—Note C
Management and Administrative	658
Marketing and Distribution	55
Custodian Fees	317
Auditing Fees	40
Shareholders’ Reports	51
Trustees’ Fees and Expenses	1
Total Expenses	2,618
Net Investment Income	4,481
Realized Net Gain (Loss)
Investment Securities Sold[2]	(7,148)
Futures Contracts	(3,124)
Foreign Currencies	(98)
Realized Net Gain (Loss)	(10,370)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(48,256)
Futures Contracts	1,046
Foreign Currencies	(3)
Change in Unrealized Appreciation (Depreciation)	(47,213)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,102)

1 Dividends are net of foreign withholding taxes of $664,000

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $75,000, $19,000, and ($172,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,481	4,242
Realized Net Gain (Loss)	(10,370)	1,726
Change in Unrealized Appreciation (Depreciation)	(47,213)	(7,367)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,102)	(1,399)
Distributions
Net Investment Income	(3,870)	(3,195)
Realized Capital Gain	—	—
Total Distributions	(3,870)	(3,195)
Capital Share Transactions
Issued	86,694	165,556
Issued in Lieu of Cash Distributions	3,672	3,031
Redeemed	(85,487)	(75,525)
Net Increase (Decrease) from Capital Share Transactions	4,879	93,062
Total Increase (Decrease)	(52,093)	88,468
Net Assets
Beginning of Period	311,014	222,546
End of Period[1]	258,921	311,014

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,894,000 and $3,339,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Emerging Markets Select Stock Fund

Financial Highlights

					June 14,
					2011[1] to
		Year Ended October 31,
For a Share Outstanding					Oct. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.13	$20.37	$18.73	$17.69	$20.00
Investment Operations
Net Investment Income	.290	.264	.303[2]	.302[2]	.079 [2]
Net Realized and Unrealized Gain (Loss)
on Investments [3]	(3.685)	(.242)	1.567	.764	(2.389)
Total from Investment Operations	(3.395)	.022	1.870	1.066	(2.310)
Distributions
Dividends from Net Investment Income	(. 255)	(. 262)	(. 230)	(. 026)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 255)	(. 262)	(. 230)	(. 026)	—
Net Asset Value, End of Period	$16.48	$20.13	$20.37	$18.73	$17.69

Total Return[4]	-16.99%	0.15%	10.04%	6.04%	-11.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$259	$311	$223	$110	$48
Ratio of Total Expenses to Average Net Assets[5]	0.93%	0.96%	0.94%	0.92%	0.89%[6]
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.53%	1.55%	1.66%	1.09%[6]
Portfolio Turnover Rate	49%	54%	54%	93%	18%

1 Subscription period for the fund was June 14, 2011, to June 27, 2011, during which time all assets were held in money market instruments. Performance measurement began June 27, 2011, at a net asset value of $20.00.

2 Calculated based on average shares outstanding.

3 Includes increases from redemption fees of $.00, $.00, $.00, $.00, and $.01. Effective May 23, 2012, the redemption fee was eliminated.

4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

5 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.04%, 0.02%, 0.01%, and 0.00%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

26

Emerging Markets Select Stock Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

27

Emerging Markets Select Stock Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Wellington Management Company LLP, Oaktree Capital Management, L.P., M&G Investment Management Limited, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP, Oaktree Capital Management, L.P., M&G Investment Management Limited, and Pzena Investment Management, LLC, are subject to quarterly adjustments based on performance since July 31, 2011, relative to the MSCI Emerging Markets Index for the periods prior to August 1, 2013, and to the current benchmark, FTSE Emerging Index, beginning August 1, 2013. The benchmark change will be fully phased in by July 2016.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.53% of the fund’s average net assets, before an increase of $8,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $22,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

28

Emerging Markets Select Stock Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	23,734	12,790	—
Common Stocks—Other	17,323	189,202	1,902
Temporary Cash Investments	13,666	600	—
Futures Contracts—Assets[1]	29	—	—
Total	54,752	202,592	1,902
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $16,767,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $13,291,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year.

E. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Markets Index	December 2015	238	10,040	547

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

29

Emerging Markets Select Stock Fund

During the year ended October 31, 2015, the fund realized net foreign currency losses of $98,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $234,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2015, had unrealized appreciation of $99,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $192,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2015, the fund had $4,232,000 of ordinary income available for distribution. The fund had available capital losses totaling $11,633,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2015, the cost of investment securities for tax purposes was $300,699,000. Net unrealized depreciation of investment securities for tax purposes was $41,482,000, consisting of unrealized gains of $20,462,000 on securities that had risen in value since their purchase and $61,944,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2015, the fund purchased $136,031,000 of investment securities and sold $130,815,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	4,783	8,163
Issued in Lieu of Cash Distributions	201	156
Redeemed	(4,724)	(3,793)
Net Increase (Decrease) in Shares Outstanding	260	4,526

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Emerging Markets Select Stock Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Select Stock Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2015

Special 2015 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,744,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $7,577,000 and foreign taxes paid of $858,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Emerging Markets Select Stock Fund
Periods Ended October 31, 2015
		Since
	One	Inception
	Year	(6/27/2011)
Returns Before Taxes	-16.99%	-3.46%
Returns After Taxes on Distributions	-17.21	-3.62
Returns After Taxes on Distributions and Sale of Fund Shares	-9.30	-2.52

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return	$1,000.00	$815.03	$4.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.52	4.74

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.93%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7520 122015

Annual Report | October 31, 2015

Vanguard Alternative Strategies Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
Trustees Approve Advisory Arrangement.	33
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Period Ended October 31, 2015
Returns
Since Inception
Vanguard Alternative Strategies Fund (Inception: 8/11/2015)	1.15%
FTSE 3-month U.S. T-Bill Index + 4%	0.88

Your Fund’s Performance at a Glance
Inception Through October 31, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Alternative Strategies Fund	$20.00	$20.23	$0.000	$0.000

1

Chairman’s Letter

Dear Shareholder,

I am pleased to present the first shareholder report for Vanguard Alternative Strategies Fund. We launched this fund to broaden the investment strategies included in Vanguard Managed Payout Fund, and for certain institutional clients who may seek liquid investments beyond traditional stocks and bonds.

From its inception on August 11, 2015, through October 31, 2015, the fund’s total return was 1.15%. Its benchmark index, the FTSE 3-month U.S. T-Bill Index + 4%, returned 0.88%, as yields on short-term Treasury bills remained near zero.

The Alternative Strategies Fund seeks to generate returns that have low correlation with the returns of the stock and bond markets, and that are less volatile than those of the overall U.S. stock market. The fund tries to earn a positive absolute return regardless of the performance of the broad stock and bond markets. This contrasts with the more widely known approach of relative return funds—such as index funds that seek to track the performance of a market benchmark and actively managed funds that try to beat a designated benchmark.

That said, to help evaluate the fund’s results over time, we chose a benchmark index that we believe represents a reasonable long-term performance

2

expectation for this type of strategy. Also, the 4% rate referenced by the benchmark aligns with the target payout rate for the Managed Payout Fund, which added the Alternative Strategies Fund as an underlying fund in August, as previously announced.

This report includes an overview of the financial markets during the full 12 months ended October 31, followed by a brief discussion of the fund’s investment strategy and performance since its inception.

Global stock markets struggled, and some failed to advance

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31, 2015. The market traveled a bumpy road to that result. Fears surfaced in late summer that slower economic growth in China would spread across the globe. A sharp drop in August erased the market’s earlier gains and stocks slid further in September.

In October, however, U.S. stocks staged a robust rally as the Federal Reserve maintained its historically low short-term interest rates. And central banks in Europe and Asia signaled or implemented additional stimulus measures to counter sluggish growth and low inflation.

The broad international stock market returned about –4% for U.S. investors as the dollar’s strength weighed on local-market returns. Solid gains in the developed markets of the Pacific region and Europe were essentially flat when

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

translated into dollars. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% for the fiscal year, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –7%, also held back by the strong dollar. Without this currency effect, international bond returns were positive.

Returns for money market funds and savings accounts continued to be constrained by the Fed’s 0%–0.25% target for short-term interest rates.

This fund can play a role in a diversified portfolio

Vanguard Quantitative Equity Group (QEG), the fund’s advisor, seeks to generate returns using several alternative strategies that individually and collectively are expected to have low correlation with traditional capital markets. And the fund’s total return is expected to have lower volatility than that of the overall U.S. stock market.

Since the fund’s inception, QEG has used five approximately equally weighted alternative strategies to accomplish these objectives: long/short equity, event-driven equity (which seeks to capitalize on price discrepancies and returns generated by corporate activity such as mergers), foreign currencies (using forward contracts), fixed income relative value, and commodity-linked investments. It expects to pursue additional strategies, depending on its assessment of investable opportunities. QEG invests only in liquid securities and derivative instruments (such as U.S. Treasury futures and forward foreign currency contracts), using rules-based strategies and risk-management techniques.

Since the fund’s inception in August, the long/short equity strategy was the largest positive contributor to returns, while the currency strategy lagged.

For more on the fund’s investment strategy and management, please see the Advisor’s Report that follows this letter.

Although 2½ months is too short a period to draw conclusions, we’re encouraged that the fund’s performance is consistent with our expectations. Because of its anticipated low correlation to stocks and bonds, the fund can be an effective vehicle to add diversification to an already diversified portfolio. The Alternative Strategies Fund provides the opportunity to maintain a more consistent return during periods of market fluctuations, but of course this outcome is not certain.

4

Those attributes make the fund an appropriate investment for Vanguard Managed Payout Fund. The Managed Payout Fund, which is also managed by QEG, is an actively managed fund designed to provide investors with regular monthly payouts as a supplement to other sources of income. QEG seeks to adjust the Managed Payout Fund’s overall asset allocation over time with an emphasis on sustaining its monthly payouts, keeping pace with inflation, and preserving capital over the long term.

In addition to the Managed Payout Fund, the Alternative Strategies Fund will be available to clients of Vanguard Institutional Advisory Services. VIAS delivers strategic

A closer look at your fund’s expenses

By Vanguard standards, the Alternative Strategies Fund’s estimated 1.10% expense ratio looks like an outlier. Why is it so much higher than the 0.27% average for all of Vanguard’s actively managed funds? The answer has to do primarily with short selling, which is one of the strategies your fund uses to generate returns that have low correlation with the stock and bond markets and lower volatility than the return of the overall U.S. stock market.

In short selling, the fund’s advisor sells borrowed shares with the hope of buying them back at a lower price and profiting from the difference. When a cash dividend is declared on a stock the fund has sold short, the fund must pay an amount equal to that dividend to the lender of the stock. That payment gets recorded as an expense. The fund also incurs borrowing costs on short sales.

Of course, the advisor anticipates that returns on the shares sold short will, on the whole, more than offset these costs. In the advisor’s view, the outlook for these shares is poor, and the fund can benefit from their potential decline. Excluding borrowing and dividend expenses on shares sold short, your fund’s total annual operating expenses are a more Vanguard-like 0.40%. This includes 0.09% of acquired fund fees and expenses associated with the fund’s investment in a wholly owned subsidiary used to obtain its commodity exposure.

Notes: Alternative Strategies Fund expense data are according to the prospectus dated May 28, 2015. The Vanguard average expense ratio is as of December 31, 2014.

Source: Vanguard.

5

advice, portfolio management, and research and expertise for defined benefit plans, endowments, and foundations.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

6

Advisor’s Report

We are pleased to present the first Advisor’s Report for Vanguard Alternative Strategies Fund, which opened for investment on August 11, 2015. The fund posted encouraging results for the partial fiscal year ended October 31, 2015, with a total return of 1.15%. By comparison, its benchmark, the FTSE 3-month U.S. T-Bill Index + 4%, returned 0.88%.

Investment objective and strategy

Our objective for this portfolio is to generate positive returns that have low correlation with the returns of more traditional asset classes such as stocks and bonds. The fund seeks to meet its objective by using a combination of five alternative strategies that span multiple asset classes: equity, fixed income, currencies, and commodity-linked investments. Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets, which should produce a portfolio with lower volatility than the overall U.S. stock market.

Additionally, the fund can use leverage as it seeks to match the expected risk profile for each strategy to a targeted level equal to that of the recent equity markets. For example, if the equity market’s average volatility over the last two years was 20% and one of our strategies had an unlever-aged volatility of 10% over the same period, the strategy’s leverage target would be 2.0 times its equal weighted notional exposure. This analysis (subject to internal limits to control leverage for each of the strategies and in the fund overall) extends to each of the strategies where prudent and necessary. The goal is to achieve a similar risk profile across each of the five strategies to maximize diversification and performance.

The strategies the fund currently employs include:

• Long/short equity: This strategy focuses on building a long-short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. The strategy seeks to capture a risk-adjusted spread by constructing its positions to reduce the net market exposure of the overall portfolio to general market movements (beta).

• Event-driven: This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/ aquisition deal closure) will affect the stock price of a U.S. or foreign company.

• Fixed income: This strategy seeks to exploit the steepness of the Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (trade easily). We try to capture this premium by investing in Treasury futures with longer tenors (remaining time to maturity) and borrowing those with short maturities.

7

• Currencies: This strategy seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying currencies of countries with strong fundamental characteristics.

• Commodity-linked investments: This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices in their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory, and short positions in commodities whose prices are expected to fall.

Given the fund’s recent launch, it is too soon to gauge our long-term ability to meet our objective. However, our results for this short period, which saw increased volatility in the equity and bond markets, are encouraging. The correlations of daily returns for the fund were 0.29 relative to the broad U.S. stock market (using the Russell 3000 Index) and 0.17 relative to the broad U.S. bond market (using the Barclays U.S. Aggregate Bond Index).

The investment environment

Global equity markets delivered modest returns for the fiscal year; the FTSE All World Index returned 0.50%. Equities rallied in October and brought major indexes back into positive territory. The rally heightened the volatility of August and September. The broad U.S. taxable bond market returned almost 2%, while currency-hedged international bonds returned about 3%.

In the United States, the Federal Reserve held off raising interest rates in order to make further progress toward its employment and inflation targets. It also cited concerns about international market volatility.

Real U.S. GDP for the third quarter increased at an annual rate of 1.5%, a deceleration from the second-quarter increase of 3.9%. This deceleration reflected a downturn in private inventory investments and a slowdown in exports. The unemployment rate has continued to improve over the past year.

The economic slowdown overseas, especially in emerging markets, continues to contribute to the recent volatility in the markets. Emerging-market currencies have lost value against the U.S. dollar. The possibility that the Fed might raise interest rates by the end of 2015 has driven the dollar higher and driven capital outflows from these currencies.

The fund’s successes and shortfalls

While it’s important to be aware of the impact of these macroeconomic factors on the markets, our process seeks to earn

8

a positive absolute return regardless of the performance of the broad stock and bond markets. From a return contribution perspective, not all strategies helped the fund: Event-driven and long-short equity strategies had the strongest performance, while our currency-strategy holdings lagged. For the period, the fund benefited from a variety of exposures, leading to diversification that helped reduce overall volatility. While the fiscal year covered only 2½ months, the diversification benefit can be seen in the fund’s annualized daily volatility of returns over the period: 4.7% for the Alternative Strategies Fund, and 22.3% for the broad U.S. stock market.

Our approach to portfolio construction paid off in this shortened fiscal year in both relative performance and low volatility, though the period is so short we caution against drawing any firm conclusions. We look forward to the next fiscal year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Quantitative Equity Group

November 20, 2015

9

Alternative Strategies Fund

Fund Profile
As of October 31, 2015

Fund Characteristics
Ticker Symbol		VASFX
Total Expense Ratio[1]		1.10%
Management Expenses		0.18%
Dividend Expenses on Securities
Sold Short[2]		0.50%
Borrowing Expenses on Securities
Sold Short[2]		0.20%
Other Expenses		0.13%
Turnover Rate		25%
Short-Term Reserves		30.1%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	298	169
Median Market Cap	$6.3B	$7.7B
Price/Earnings Ratio	27.6x	31.0x
Price/Book Ratio	2.6x	2.1x
Return on Equity	12.2%	14.4%
Earnings Growth
Rate	6.2%	9.9%
Foreign Holdings	3.6%	1.1%

Sector Diversification (% of equity exposure)

	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	9.9%	8.1%
Consumer Staples	5.1	2.4
Energy	3.3	15.8
Financials	20.2	25.0
Health Care	11.4	16.6
Industrials	12.9	8.2
Information Technology	18.5	16.3
Materials	5.4	5.5
Telecommunication Services	3.3	1.3
Utilities	10.0	0.8

1 The total expense ratio shown is from the prospectus dated May 28, 2015, and represents estimated costs for the current fiscal year. For the period from inception through October 31, 2015, the annualized total expense ratio was 0.73%.

2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

10

Alternative Strategies Fund

Ten Largest Holdings1 (% of total net assets) Long Portfolio

Pepco Holdings Inc.	Electric Utilities	1.1%
OmniVision
Technologies Inc.	Semiconductors	1.1
Altera Corp.	Semiconductors	1.0
Cameron International	Oil & Gas Equipment
Corp.	& Services	1.0
Chubb Corp.	Property & Casualty
	Insurance	1.0
AGL Resources Inc.	Gas Utilities	1.0
Broadcom Corp.	Semiconductors	1.0
Hudson City Bancorp	Thrifts & Mortgage
Inc.	Finance	1.0
NTELOS Holdings Corp.	Wireless
	Telecommunication
	Services	1.0
Health Net Inc.	Managed Health
	Care	0.9
Top Ten		10.1%

Ten Largest Holdings1 (% of total net assets) Short Portfolio

M&T Bank Corp.	Regional Banks	0.9%
Willis Group Holdings plc	Insurance Brokers	0.9
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	0.8
NXP Semiconductors NV	Semiconductors	0.7
Halliburton Co.	Oil & Gas
	Equipment &
	Services	0.7
FNB Corp.	Regional Banks	0.7
Centene Corp.	Managed Health
	Care	0.5
Avago Technologies Ltd.	Semiconductors	0.5
ACE Ltd.	Property & Casualty
	Insurance	0.5
Aetna Inc.	Managed Health
	Care	0.5
Top Ten		6.7%

1 The holdings listed exclude any temporary cash investments and equity index products.

11

Alternative Strategies Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 11, 2015, Through October 31, 2015

Initial Investment of $250,000

	Total Returns
	Period Ended October 31, 2015
	Since	Final Value
	Inception	of a $250,000
	(8/11/2015)	Investment
Alternative Strategies Fund	1.15%	$252,875
FTSE 3-month U.S. T-Bill Index + 4%	0.88	252,203
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Alternative Strategies Fund	8/11/2015	0.00%

See Financial Highlights for dividend and capital gains information.

12

Alternative Strategies Fund

Consolidated Financial Statements

Consolidated Statement of Net Assets

As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (64.9%)
Consumer Discretionary (6.4%)
	Remy International Inc.	50,900	1,501
*	Steiner Leisure Ltd.	22,396	1,419
	Cablevision Systems Corp.
	Class A	37,000	1,206
	McDonald’s Corp.	1,640	184
*,†	O’Reilly Automotive Inc.	654	181
*,†	NVR Inc.	107	175
†	Lowe’s Cos. Inc.	2,334	172
	Walt Disney Co.	1,500	171
	Home Depot Inc.	1,376	170
*	Sirius XM Holdings Inc.	41,538	169
†	TJX Cos. Inc.	2,315	169
	Thomson Reuters Corp.	4,112	169
	NIKE Inc. Class B	1,287	169
	Morningstar Inc.	2,047	168
	Genuine Parts Co.	1,841	167
	Omnicom Group Inc.	2,223	167
†	John Wiley & Sons Inc.
	Class A	3,170	166
	Scripps Networks
	Interactive Inc. Class A	2,755	165
	L Brands Inc.	1,712	164
†	Starbucks Corp.	2,615	164
	Service Corp. International	5,743	162
*,†	AutoZone Inc.	206	162
*	Bed Bath & Beyond Inc.	2,674	159
	Newell Rubbermaid Inc.	3,752	159
	Target Corp.	2,054	158
	Aramark	5,048	153
†	Wendy’s Co.	16,667	153
	Ross Stores Inc.	3,010	152
	Domino’s Pizza Inc.	1,427	152
	Carter’s Inc.	1,672	152
*	Sally Beauty Holdings Inc.	6,409	151
	Williams-Sonoma Inc.	2,042	151
*	Panera Bread Co. Class A	845	150
	Dollar General Corp.	2,149	146

			Market
			Value•
		Shares	($000)
	Foot Locker Inc.	2,130	144
	VF Corp.	2,130	144
†	Darden Restaurants Inc.	2,283	141
†	Nordstrom Inc.	2,125	139
	Dunkin’ Brands Group Inc.	3,316	137
	Brinker International Inc.	2,916	133
	Garmin Ltd.	3,155	112
	DSW Inc. Class A	3,405	85
			10,211
Consumer Staples (3.3%)
*	Rite Aid Corp.	120,000	946
	Philip Morris International
	Inc.	2,043	181
	Kimberly-Clark Corp.	1,485	178
	Dr Pepper Snapple Group
	Inc.	1,984	177
	Procter & Gamble Co.	2,303	176
	PepsiCo Inc.	1,719	176
	McCormick & Co. Inc.	2,069	174
	Kellogg Co.	2,452	173
	Reynolds American Inc.	3,551	171
	General Mills Inc.	2,943	171
†	Sysco Corp.	4,114	170
	Colgate-Palmolive Co.	2,546	169
	Altria Group Inc.	2,791	169
	JM Smucker Co.	1,427	167
	Campbell Soup Co.	3,281	167
	Hormel Foods Corp.	2,444	165
†	Church & Dwight Co. Inc.	1,908	164
	Spectrum Brands Holdings
	Inc.	1,691	162
	Clorox Co.	1,321	161
	Coca-Cola Co.	3,761	159
†	Constellation Brands Inc.
	Class A	1,179	159
†	Pinnacle Foods Inc.	3,524	155
	Hershey Co.	1,687	150
	CVS Health Corp.	1,499	148
*	Edgewell Personal Care Co.	1,742	147
	Wal-Mart Stores Inc.	2,252	129

13

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Bunge Ltd.	927	68
	Costco Wholesale Corp.	307	48
	Brown-Forman Corp. Class B	323	34
			5,214
Energy (2.2%)
*	Cameron International Corp.	22,900	1,557
	Baker Hughes Inc.	26,000	1,370
	Exxon Mobil Corp.	2,091	173
	Spectra Energy Corp.	5,292	151
	Kinder Morgan Inc.	5,182	142
			3,393
Financials (13.1%)
	Chubb Corp.	12,000	1,552
†	Hudson City Bancorp Inc.	149,700	1,515
	StanCorp Financial Group
	Inc.	13,100	1,503
	PartnerRe Ltd.	10,800	1,501
	Symetra Financial Corp.	47,100	1,494
	City National Corp.	15,600	1,398
*	Strategic Hotels & Resorts
	Inc.	92,000	1,297
	BioMed Realty Trust Inc.	53,300	1,248
	Campus Crest Communities
	Inc.	184,800	1,225
	Metro Bancorp Inc.	33,000	1,022
	Gramercy Property Trust Inc.	23,000	522
†	ProAssurance Corp.	3,331	176
	White Mountains Insurance
	Group Ltd.	222	175
	Cincinnati Financial Corp.	2,895	174
	WP Carey Inc.	2,741	174
	Progressive Corp.	5,238	174
	Erie Indemnity Co. Class A	1,982	173
	Tanger Factory Outlet
	Centers Inc.	4,958	173
	Travelers Cos. Inc.	1,530	173
	Taubman Centers Inc.	2,226	171
	Empire State Realty Trust
	Inc.	9,518	170
	Columbia Property Trust Inc.	6,810	169
	ACE Ltd.	1,473	167
*	Arch Capital Group Ltd.	2,224	167
	RenaissanceRe Holdings Ltd.	1,513	166
	CBOE Holdings Inc.	2,431	163
	TFS Financial Corp.	9,278	163
†	American Financial Group
	Inc.	2,256	163
	Chimera Investment Corp.	11,522	162
†	Lamar Advertising Co.
	Class A	2,861	161
	Aspen Insurance
	Holdings Ltd.	3,303	161
	Post Properties Inc.	2,674	160
	Plum Creek Timber Co. Inc.	3,913	159

			Market
			Value•
		Shares	($000)
†	Annaly Capital Management
	Inc.	15,945	159
†	WR Berkley Corp.	2,831	158
	People’s United Financial Inc.	9,908	158
	Everest Re Group Ltd.	874	156
	XL Group plc Class A	4,081	155
	Marsh & McLennan Cos. Inc.	2,786	155
	American Homes 4 Rent
	Class A	9,377	155
*	Berkshire Hathaway Inc.
	Class B	1,134	154
	Validus Holdings Ltd.	3,474	154
	Brown & Brown Inc.	4,758	154
	American Capital Agency
	Corp.	8,470	151
	MFA Financial Inc.	21,804	151
	Torchmark Corp.	2,577	149
	Arthur J Gallagher & Co.	3,395	148
†	Starwood Property Trust Inc.	7,297	147
	New York Community
	Bancorp Inc.	8,804	145
†	Two Harbors Investment
	Corp.	16,632	141
	Allied World Assurance Co.
	Holdings AG	3,786	138
	American Tower Corporation	1,258	129
	Piedmont Office Realty
	Trust Inc. Class A	1,588	31
			20,859
Health Care (7.4%)
*,†	Health Net Inc.	23,400	1,504
*	IPC Healthcare Inc.	18,800	1,476
†	Humana Inc.	7,500	1,340
	Cigna Corp.	9,700	1,300
	Amica Mature Lifestyles Inc.	69,900	981
*	Henry Schein Inc.	1,198	182
	DENTSPLY International Inc.	2,894	176
	Johnson & Johnson	1,731	175
	Medtronic plc	2,348	173
*,†	Cerner Corp.	2,579	171
*	Laboratory Corp. of America
	Holdings	1,375	169
*	DaVita HealthCare
	Partners Inc.	2,177	169
	Teleflex Inc.	1,247	166
	PerkinElmer Inc.	3,195	165
	Patterson Cos. Inc.	3,479	165
†	Zimmer Biomet Holdings Inc.	1,555	163
	Eli Lilly & Co.	1,939	158
	Hill-Rom Holdings Inc.	2,994	158
	Thermo Fisher Scientific Inc.	1,204	157
*	Varian Medical Systems Inc.	1,991	156
*	Express Scripts Holding Co.	1,810	156
*	Waters Corp.	1,222	156
	Pfizer Inc.	4,613	156

14

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Agilent Technologies Inc.	4,110	155
	Cardinal Health Inc.	1,886	155
†	Merck & Co. Inc.	2,805	153
†	Stryker Corp.	1,591	152
*	Bio-Rad Laboratories Inc.
	Class A	1,089	152
	CR Bard Inc.	814	152
	AmerisourceBergen Corp.
	Class A	1,550	150
	Baxter International Inc.	3,879	145
	Abbott Laboratories	3,215	144
	Bio-Techne Corp.	1,630	144
*	IMS Health Holdings Inc.	5,271	143
*	QIAGEN NV	5,902	143
*	MEDNAX Inc.	2,013	142
*	Quintiles Transnational
	Holdings Inc.	2,149	137
	McKesson Corp.	752	134
			11,773
Industrials (8.4%)
	Precision Castparts Corp.	6,500	1,500
†	Towers Watson & Co.
	Class A	12,100	1,495
*	Avolon Holdings Ltd.	39,800	1,214
	HellermannTyton Group plc	137,000	1,001
	TNT Express NV	118,000	993
*	UTi Worldwide Inc.	107,300	765
†	General Electric Co.	6,301	182
	Waste Connections Inc.	3,322	181
	Roper Technologies Inc.	959	179
	Republic Services Inc.
	Class A	3,938	172
	Cintas Corp.	1,843	171
	3M Co.	1,091	171
†	Lockheed Martin Corp.	776	171
†	Waste Management Inc.	3,144	169
	KAR Auction Services Inc.	4,393	169
	Allegion plc	2,565	167
	Illinois Tool Works Inc.	1,816	167
	Equifax Inc.	1,565	167
	Boeing Co.	1,125	167
	IDEX Corp.	2,165	166
	Danaher Corp.	1,779	166
	Graco Inc.	2,259	166
	Expeditors International of
	Washington Inc.	3,326	166
	Stanley Black & Decker Inc.	1,543	163
†	Snap-on Inc.	981	163
	United Parcel Service Inc.
	Class B	1,573	162
	Rockwell Collins Inc.	1,867	162
*	Copart Inc.	4,471	162
	United Technologies Corp.	1,643	162
†	Toro Co.	2,137	161
*	Nielsen Holdings plc	3,384	161

			Market
			Value•
		Shares	($000)
	General Dynamics Corp.	1,076	160
	Honeywell International Inc.	1,537	159
	Valmont Industries Inc.	1,449	157
	Timken Co.	4,942	156
†	Watsco Inc.	1,261	155
	JB Hunt Transport
	Services Inc.	2,013	154
*,†	TransDigm Group Inc.	682	150
	WW Grainger Inc.	710	149
†	Rollins Inc.	5,506	148
	Hexcel Corp.	3,017	140
†	Carlisle Cos. Inc.	1,581	137
*	Verisk Analytics Inc.
	Class A	1,915	137
*	Stericycle Inc.	1,123	136
	Deere & Co.	1,683	131
	MSC Industrial Direct
	Co. Inc. Class A	1,736	109
			13,339
Information Technology (12.0%)
*	OmniVision Technologies
	Inc.	59,600	1,721
	Altera Corp.	30,100	1,582
	Broadcom Corp. Class A	29,700	1,527
*	Xoom Corp.	60,000	1,496
*	PMC-Sierra Inc.	116,600	1,390
*	Freescale Semiconductor
	Ltd.	41,100	1,376
†	Integrated Silicon
	Solution Inc.	58,600	1,317
*	SolarWinds Inc.	22,100	1,282
	Solera Holdings Inc.	22,400	1,224
*	EZchip Semiconductor Ltd.	47,900	1,169
	Pericom Semiconductor
	Corp.	55,000	960
	KLA-Tencor Corp.	7,600	510
†	Total System Services Inc.	3,442	181
*	eBay Inc.	6,431	179
*,†	Fiserv Inc.	1,840	178
*	Genpact Ltd.	7,084	176
†	Fidelity National
	Information Services Inc.	2,401	175
	Paychex Inc.	3,383	174
†	Automatic Data
	Processing Inc.	1,992	173
	NetApp Inc.	5,084	173
	Broadridge Financial
	Solutions Inc.	2,880	172
†	Jack Henry & Associates
	Inc.	2,210	171
†	FactSet Research Systems
	Inc.	958	168
	Accenture plc Class A	1,564	168
	Amdocs Ltd.	2,774	165
*,†	ANSYS Inc.	1,718	164

15

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	Gartner Inc.	1,797	163
	Motorola Solutions Inc.	2,327	163
*,†	Synopsys Inc.	3,168	158
	Amphenol Corp. Class A	2,897	157
	International Business
	Machines Corp.	1,042	146
	CA Inc.	5,082	141
	FLIR Systems Inc.	5,174	138
			19,037
Materials (3.5%)
	Cytec Industries Inc.	20,100	1,496
	Sigma-Aldrich Corp.	10,700	1,495
	AptarGroup Inc.	2,342	172
	Monsanto Co.	1,842	172
	Ecolab Inc.	1,397	168
	Sonoco Products Co.	3,889	166
	International Flavors &
	Fragrances Inc.	1,420	165
	Bemis Co. Inc.	3,581	164
	Scotts Miracle-Gro Co.
	Class A	2,476	164
†	NewMarket Corp.	414	163
†	Valspar Corp.	2,008	162
†	Compass Minerals
	International Inc.	1,979	161
†	Sherwin-Williams Co.	598	159
	Praxair Inc.	1,421	158
†	Ashland Inc.	1,428	157
†	Silgan Holdings Inc.	2,984	152
	Airgas Inc.	1,539	148
	Wausau Paper Corp.	13,157	134
			5,556
Telecommunication Services (2.1%)
*,†	NTELOS Holdings Corp.	164,300	1,510
*	Premiere Global Services
	Inc.	87,600	1,198
	Verizon Communications Inc.	3,588	168
	AT&T Inc.	4,956	166
	CenturyLink Inc.	5,737	162
*,†	SBA Communications Corp.
	Class A	1,303	155
			3,359
Utilities (6.5%)
†	Pepco Holdings Inc.	65,200	1,736
	AGL Resources Inc.	24,700	1,544
	Cleco Corp.	27,400	1,452
	TECO Energy Inc.	45,500	1,229
	Piedmont Natural Gas
	Co. Inc.	10,000	573
†	Aqua America Inc.	6,207	178
†	Vectren Corp.	3,847	175
†	SCANA Corp.	2,889	171
†	Ameren Corp.	3,848	168
†	Great Plains Energy Inc.	6,109	168

			Market
			Value•
		Shares	($000)
†	Westar Energy Inc. Class A	4,230	168
†	Atmos Energy Corp.	2,657	167
†	PG&E Corp.	3,078	164
†	Eversource Energy	3,214	164
	Xcel Energy Inc.	4,580	163
†	DTE Energy Co.	1,996	163
	Consolidated Edison Inc.	2,460	162
†	American Electric Power
	Co. Inc.	2,850	162
†	Sempra Energy	1,575	161
†	Entergy Corp.	2,350	160
†	American Water Works
	Co. Inc.	2,776	159
	Southern Co.	3,529	159
†	Alliant Energy Corp.	2,671	158
†	Questar Corp.	7,599	157
†	NextEra Energy Inc.	1,519	156
	Duke Energy Corp.	2,152	154
†	Edison International	2,497	151
	Pinnacle West Capital Corp.	2,257	143
			10,265
Total Common Stocks—Long Positions
(Cost $102,614)			103,006
Common Stocks Sold Short (-23.2%)
Consumer Discretionary (-1.9%)
*	TripAdvisor Inc.	(2,380)	(199)
*	MGM Resorts International	(8,034)	(186)
	Expedia Inc.	(1,337)	(182)
	Tribune Media Co. Class A	(4,415)	(178)
	Wynn Resorts Ltd.	(2,535)	(177)
	Harman International
	Industries Inc.	(1,562)	(172)
	Royal Caribbean Cruises Ltd.	(1,717)	(169)
	TEGNA Inc.	(6,226)	(168)
*	Groupon Inc. Class A	(44,960)	(167)
*	Netflix Inc.	(1,430)	(155)
*	Michaels Cos. Inc.	(6,181)	(145)
*	Urban Outfitters Inc.	(4,939)	(141)
*	Michael Kors Holdings Ltd.	(3,571)	(138)
*	Clear Channel Outdoor
	Holdings Inc. Class A	(18,326)	(137)
*	Kate Spade & Co.	(7,335)	(132)
*	lululemon athletica Inc.	(2,514)	(124)
*	Skechers U.S.A. Inc. Class A	(3,528)	(110)
	GNC Holdings Inc. Class A	(3,207)	(96)
	Goodyear Tire & Rubber Co.	(2,734)	(90)
	Extended Stay America Inc.	(2,949)	(57)
*	Amazon.com Inc.	(66)	(41)
			(2,964)
Consumer Staples (-0.5%)
*	Rite Aid Corp.	(25,895)	(204)
	Avon Products Inc.	(44,050)	(177)
	Coty Inc. Class A	(5,809)	(168)

16

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Keurig Green Mountain Inc.	(2,951)	(150)
	Whole Foods Market Inc.	(4,769)	(143)
*	WhiteWave Foods Co.
	Class A	(650)	(27)
			(869)
Energy (-3.7%)
	Schlumberger Ltd.	(16,396)	(1,281)
	Halliburton Co.	(29,120)	(1,118)
	Denbury Resources Inc.	(52,637)	(186)
*	Newfield Exploration Co.	(4,620)	(186)
	RPC Inc.	(16,397)	(181)
	QEP Resources Inc.	(11,360)	(176)
*	Weatherford
	International plc	(17,068)	(175)
*	Continental Resources Inc.	(4,955)	(168)
	Superior Energy Services
	Inc.	(11,851)	(168)
	Rowan Cos. plc Class A	(8,496)	(167)
*	Cobalt International Energy
	Inc.	(21,551)	(165)
	Targa Resources Corp.	(2,795)	(160)
	Patterson-UTI Energy Inc.	(10,699)	(159)
*	Memorial Resource
	Development Corp.	(8,941)	(158)
	Golar LNG Ltd.	(5,285)	(153)
	SM Energy Co.	(4,577)	(153)
	ONEOK Inc.	(4,495)	(152)
	Ensco plc Class A	(9,122)	(152)
	Nabors Industries Ltd.	(14,850)	(149)
	Range Resources Corp.	(4,894)	(149)
*	Gulfport Energy Corp.	(4,604)	(140)
*	Rice Energy Inc.	(8,854)	(135)
	PBF Energy Inc. Class A	(3,670)	(125)
	Frank’s International NV	(2,673)	(46)
			(5,802)
Financials (-5.8%)
	M&T Bank Corp.	(12,579)	(1,508)
	Willis Group Holdings plc	(32,052)	(1,430)
	FNB Corp.	(78,309)	(1,055)
	ACE Ltd.	(7,222)	(820)
	Royal Bank of Canada	(11,682)	(668)
	Chambers Street Properties	(73,365)	(520)
	Lincoln National Corp.	(3,363)	(180)
*	E*TRADE Financial Corp.	(6,245)	(178)
	Communications Sales &
	Leasing Inc.	(8,781)	(176)
	MetLife Inc.	(3,417)	(172)
	Waddell & Reed Financial
	Inc. Class A	(4,657)	(172)
*	Springleaf Holdings Inc.
	Class A	(3,624)	(170)
	Assured Guaranty Ltd.	(6,056)	(166)
	TD Ameritrade Holding Corp.	(4,810)	(166)
	Charles Schwab Corp.	(5,348)	(163)

			Market
			Value•
		Shares	($000)
	NorthStar Asset
	Management Group Inc.	(10,946)	(160)
*	SVB Financial Group	(1,302)	(159)
	Lazard Ltd. Class A	(3,364)	(156)
	Popular Inc.	(5,253)	(155)
	VEREIT Inc.	(18,451)	(152)
*	Genworth Financial Inc.
	Class A	(32,429)	(152)
*	Realogy Holdings Corp.	(3,753)	(147)
*	Howard Hughes Corp.	(1,173)	(145)
*	Credit Acceptance Corp.	(753)	(142)
	State Street Corp.	(1,900)	(131)
*	Santander Consumer USA
	Holdings Inc.	(7,257)	(131)
			(9,174)
Health Care (-3.8%)
*	Centene Corp.	(14,554)	(866)
	Aetna Inc.	(6,281)	(721)
	Anthem Inc.	(4,997)	(695)
*	Isis Pharmaceuticals Inc.	(3,889)	(187)
*	Alkermes plc	(2,493)	(179)
*	Vertex Pharmaceuticals Inc.	(1,429)	(178)
*	Inovalon Holdings Inc.
	Class A	(7,542)	(174)
*	BioMarin Pharmaceutical Inc.	(1,485)	(174)
*	Alexion Pharmaceuticals Inc.	(980)	(172)
*	Seattle Genetics Inc.	(4,103)	(170)
*	Celgene Corp.	(1,357)	(166)
*	Alnylam Pharmaceuticals
	Inc.	(1,928)	(166)
*	Regeneron
	Pharmaceuticals Inc.	(297)	(166)
*	Puma Biotechnology Inc.	(1,968)	(162)
*	Mallinckrodt plc	(2,458)	(161)
*	Veeva Systems Inc. Class A	(6,348)	(161)
*	Mylan NV	(3,554)	(157)
*	Biogen Inc.	(515)	(150)
*	Medivation Inc.	(3,524)	(148)
*	Akorn Inc.	(5,514)	(147)
*	IDEXX Laboratories Inc.	(2,098)	(144)
*	United Therapeutics Corp.	(981)	(144)
*	DexCom Inc.	(1,689)	(141)
*	Intercept
	Pharmaceuticals Inc.	(868)	(136)
*	Tenet Healthcare Corp.	(4,257)	(134)
*	Bluebird Bio Inc.	(1,681)	(130)
*	Community Health
	Systems Inc.	(3,675)	(103)
	Gilead Sciences Inc.	(451)	(49)
*	Incyte Corp.	(127)	(15)
			(6,096)
Industrials (-1.9%)
	Southwest Airlines Co.	(4,223)	(196)
	American Airlines Group Inc.	(4,002)	(185)

17

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	United Rentals Inc.	(2,423)	(181)
*	Hertz Global Holdings Inc.	(9,115)	(178)
*	Avis Budget Group Inc.	(3,422)	(171)
	Trinity Industries Inc.	(6,308)	(171)
	Delta Air Lines Inc.	(3,333)	(169)
*	United Continental
	Holdings Inc.	(2,792)	(168)
	Triumph Group Inc.	(3,534)	(165)
	Joy Global Inc.	(9,571)	(164)
	Oshkosh Corp.	(3,995)	(164)
	KBR Inc.	(8,576)	(158)
*	AECOM	(5,298)	(156)
	Manitowoc Co. Inc.	(9,791)	(150)
*	JetBlue Airways Corp.	(5,865)	(146)
	Alaska Air Group Inc.	(1,828)	(139)
*	Quanta Services Inc.	(6,024)	(121)
*	USG Corp.	(5,086)	(120)
*	Spirit Airlines Inc.	(3,006)	(112)
			(3,014)
Information Technology (-3.8%)
*	NXP Semiconductors NV	(14,471)	(1,134)
	Avago Technologies Ltd.
	Class A	(6,984)	(860)
	Lam Research Corp.	(3,800)	(291)
*	LinkedIn Corp. Class A	(853)	(205)
*	First Solar Inc.	(3,511)	(200)
	Cypress Semiconductor
	Corp.	(18,225)	(192)
*	HomeAway Inc.	(5,898)	(186)
*	NCR Corp.	(6,936)	(185)
*	ON Semiconductor Corp.	(15,817)	(174)
	CDK Global Inc.	(3,337)	(166)
*	CommScope Holding
	Co. Inc.	(5,122)	(166)
*	Tableau Software Inc.
	Class A	(1,970)	(165)
*	ARRIS Group Inc.	(5,802)	(164)
	Lexmark International Inc.
	Class A	(5,040)	(164)
*	Zynga Inc. Class A	(68,940)	(163)
	Cognex Corp.	(4,322)	(163)
*	Twitter Inc.	(5,499)	(157)
*	Micron Technology Inc.	(9,361)	(155)
*	Yelp Inc. Class A	(6,912)	(154)
*	VeriFone Systems Inc.	(5,015)	(151)
*	Zebra Technologies Corp.	(1,955)	(150)
*	Splunk Inc.	(2,663)	(150)
*	Qorvo Inc.	(3,152)	(139)
*	Rackspace Hosting Inc.	(5,339)	(138)
*	FireEye Inc.	(4,947)	(129)
*	Pandora Media Inc.	(7,569)	(87)
			(5,988)

			Market
			Value•
		Shares	($000)
Materials (-1.3%)
	Huntsman Corp.	(14,868)	(196)
	Freeport-McMoRan Inc.	(14,412)	(170)
	Newmont Mining Corp.	(8,656)	(168)
	LyondellBasell Industries
	NV Class A	(1,797)	(167)
	Westlake Chemical Corp.	(2,765)	(167)
	Albemarle Corp.	(3,100)	(166)
	Steel Dynamics Inc.	(8,777)	(162)
	Royal Gold Inc.	(3,073)	(147)
	Martin Marietta Materials
	Inc.	(947)	(147)
	Eagle Materials Inc.	(2,213)	(146)
	Allegheny Technologies Inc.	(9,702)	(142)
	Alcoa Inc.	(15,887)	(142)
*	Platform Specialty Products
	Corp.	(10,468)	(109)
			(2,029)
Telecommunication Services (-0.3%)
*	Sprint Corp.	(37,454)	(177)
	Frontier Communications
	Corp.	(30,366)	(156)
*	Zayo Group Holdings Inc.	(5,759)	(153)
			(486)
Utilities (-0.2%)
	TerraForm Power Inc.
	Class A	(9,408)	(172)
	NRG Energy Inc.	(10,710)	(138)
			(310)
Total Common Stocks Sold Short
(Proceeds $38,935)			(36,732)
Temporary Cash Investments (30.3%)[1]
Money Market Fund (25.4%)
2	Vanguard Market
	Liquidity Fund,
	0.207%	40,370,265	40,370

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (4.9%)
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.180%, 11/4/15	700	700
[3,4,5] Federal Home Loan Bank
	Discount Notes,
	0.175%, 11/13/15	5,000	5,000
3	Federal Home Loan Bank
	Discount Notes,
	0.170%, 11/19/15	1,000	1,000

18

Alternative Strategies Fund

	Face	Market
	Amount	Value•
	($000)	($000)
3 Federal Home Loan Bank
Discount Notes,
0.182%, 11/25/15	1,000	1,000
		7,700
Total Temporary Cash Investments
(Cost $48,070)		48,070
†Other Assets and Liabilities—Net (28.0%)		44,447
Net Assets (100%)
Applicable to 7,849,070 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		158,791
Net Asset Value Per Share		$20.23

		Amount
		($000)
Consolidated Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers		110,706
Affiliated Vanguard Funds		40,370
Total Long Positions		151,076
†Cash Segregated for Short Positions		39,932
Receivables for Investment Securities Sold		500
Receivables for Accrued Income		37
Investment in Vanguard		15
Other Assets		8,089
Total Assets		199,649
Liabilities
Securities Sold Short, at Value		36,732
Payables for Investment Securities
Purchased		2,941
Payables to Vanguard		50
Other Liabilities		1,135
Total Liabilities		40,858
Net Assets		158,791

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	157,001
Undistributed Net Investment Income	45
Accumulated Net Realized Losses	(2,433)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	392
Investment Securities Sold Short	2,203
Futures Contracts	815
Forward Currency Contracts	762
Foreign Currencies	6
Net Assets	158,791

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $17,818,000 and cash of $39,932,000 are held in segregated accounts at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 The fund invests a portion of its assets in commodities through its investment in Vanguard ASF Portfolio, a wholly owned subsidiary of the fund. After giving effect to commodity futures investments, the fund’s effective commodity and temporary cash investment positions represent 0.2% and 30.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $5,386,000 have been segregated as initial margin for open futures contracts.
5 Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Alternative Strategies Fund

Consolidated Statement of Operations

August 11, 2015[1] to
October 31, 2015
($000)
Investment Income
Income
Dividends[2]	269
Interest[3]	24
Total Income	293
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative	68
Custodian Fees	—
Auditing Fees	17
Shareholders’ Reports	2
Trustees’ Fees and Expenses	9
Dividend Expense on Securities Sold Short	120
Borrowing Expense on Securities Sold Short	12
Total Expenses	261
Net Investment Income (Loss)	32
Realized Net Gain (Loss)
Investment Securities—Long Positions	(2,000)
Investment Securities Sold Short	1,710
Futures Contracts	(698)
Foreign Currencies and Forward Currency Contracts	(1,432)
Realized Net Gain (Loss)	(2,420)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	392
Investment Securities Sold Short	2,203
Futures Contracts	815
Foreign Currencies and Forward Currency Contracts	768
Change in Unrealized Appreciation (Depreciation)	4,178
Net Increase (Decrease) in Net Assets Resulting from Operations	1,790

1	Inception.
2	Dividends are net of foreign withholding taxes of $3,000.
3	Interest income from an affiliated company of the fund was $21,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

August 11, 2015[1] to
October 31, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	32
Realized Net Gain (Loss)	(2,420)
Change in Unrealized Appreciation (Depreciation)	4,178
Net Increase (Decrease) in Net Assets Resulting from Operations	1,790
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	162,002
Issued in Lieu of Cash Distributions	—
Redeemed	(5,001)
Net Increase (Decrease) from Capital Share Transactions	157,001
Total Increase (Decrease)	158,791
Net Assets
Beginning of Period	—
End of Period[2]	158,791

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $45,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Alternative Strategies Fund

Consolidated Financial Highlights

August 11, 2015[1] to
For a Share Outstanding Throughout the Period	October 31, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income (Loss)	. 004
Net Realized and Unrealized Gain (Loss) on Investments	.226
Total from Investment Operations	.230
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$20.23

Total Return[2]	1.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$159
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[3]	0.73% [4]
Net of Dividend and Borrowing Expense on Securities Sold Short	0.36%[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09%[4]
Portfolio Turnover Rate	25%

1	Inception.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 2015 dividend and borrowing expense on securities sold short of 0.34% and 0.03%, respectively.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Alternative Strategies Fund

Notes to Consolidated Financial Statements

Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The Consolidated Financial Statements include Vanguard ASF Portfolio (“the subsidiary”), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2015, the fund held $7,112,000 in the subsidiary, representing 4% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund. A summary of the subsidiary’s financial information is presented below.

Amount
Subsidiary Financial Statement Information	($000)
Total Assets	8,083
Total Liabilities	(971)
Net Assets	7,112
Net Investment Income (Loss)	(16)
Realized Net Gain (Loss)	(763)
Change in Unrealized Appreciation (Depreciation)	891
Net Increase (Decrease) in Net Assets Resulting from Operations	112

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations

23

Alternative Strategies Fund

in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The primary risk associated with the use of commodity futures contracts is the chance the fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity futures. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses. The fund also uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 109% and 21% of net assets, respectively.

4. Forward Currency Contracts: The fund enters into forward currency contracts to enhance returns and protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter-parties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

24

Alternative Strategies Fund

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the period ended October 31, 2015, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Statement of Net Assets.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary will distribute any earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the

25

Alternative Strategies Fund

facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

9. Other: Dividend income (or dividend expenses on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Consolidated Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $15,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.40% of average net assets of the subsidiary. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

26

Alternative Strategies Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—Long Positions	101,012	1,994	—
Common Stocks Sold Short	(36,732)	—	—
Temporary Cash Investments	40,370	7,700	—
Futures Contracts—Assets[1]	336	—	—
Futures Contracts—Liabilities[1]	(557)	—	—
Forward Currency Contracts—Assets	—	894	—
Forward Currency Contracts—Liabilities	—	(132)	—
Total	104,429	10,456	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2015, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

			Foreign
	Commodity	Interest Rate	Exchange
Statement of Assets and Liabilities	Contracts	Contracts	Contracts	Total
Caption	($000)	($000)	($000)	($000)
Other Assets	327	9	894	1,230
Other Liabilities	(526)	(31)	(132)	(689)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended October 31, 2015, were:

			Foreign
	Commodity	Interest Rate	Exchange
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(763)	65	—	(698)
Forward Currency Contracts	—	—	(1,444)	(1,444)
Realized Net Gain (Loss) on Derivatives	(763)	65	(1,444)	(2,142)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	891	(76)	—	815
Forward Currency Contracts	—	—	762	762
Change in Unrealized Appreciation
(Depreciation) on Derivatives	891	(76)	762	1,577

27

Alternative Strategies Fund

At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U. S. Treasury Note	December 2015	467	102,112	(88)
5-Year U.S. Treasury Note	December 2015	200	23,955	(16)
10-Year U.S. Treasury Note	December 2015	121	15,450	28
KC Hard Red Winter Wheat[1]	December 2015	(170)	(4,197)	140
Natural Gas[1]	November 2015	(179)	(4,155)	624
Cotton No. 2[1]	December 2015	131	4,147	105
WTI Crude Oil[1]	November 2015	(89)	(4,146)	(22)
Cocoa[1]	March 2016	127	4,144	203
Soybean Meal[1]	December 2015	136	4,140	(161)
Corn No. 2 Yellow[1]	December 2015	(216)	(4,128)	71
Soybean Oil[1]	December 2015	(241)	(4,078)	37
NY Harbor ULSD[1]	November 2015	(64)	(4,077)	(25)
Sugar #11[1]	February 2016	250	4,066	54
Feeder Cattle[1]	January 2016	44	4,030	65
Copper[1]	December 2015	69	3,998	(188)
Low Sulphur Gas Oil[1]	December 2015	(86)	(3,956)	(5)
Lean Hogs[1]	December 2015	(167)	(3,955)	437
LME Copper[1]	December 2015	30	3,843	(166)
LME Tin[1]	December 2015	50	3,752	(278)
				815
1 Security is owned by the subsidiary.

Unrealized appreciation (depreciation) on open futures contracts, except LME Copper and LME Tin contracts, is required to be treated as realized gain (loss) for tax purposes.

28

Alternative Strategies Fund

At October 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	11/6/15	CAD	19,130	USD	14,443	186
Bank of America, N.A.	11/6/15	NOK	120,818	USD	14,318	(100)
Bank of America, N.A.	11/6/15	AUD	20,196	USD	14,254	144
Bank of America, N.A.	11/6/15	CAD	584	USD	444	3
Bank of America, N.A.	11/6/15	USD	14,297	SEK	119,794	274
Bank of America, N.A.	11/6/15	USD	14,275	CHF	13,945	165
Bank of America, N.A.	11/6/15	USD	14,269	JPY	1,708,958	106
Bank of America, N.A.	11/6/15	USD	1,240	CAD	1,641	(15)
Bank of America, N.A.	11/6/15	USD	970	GBP	640	(17)
Bank of America, N.A.	11/6/15	USD	909	EUR	814	14
Bank of America, N.A.	11/6/15	USD	176	CAD	228	2
						762
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
NOK—Norwegian krone.
SEK—Swedish krona.
USD—U.S. dollar.

29

Alternative Strategies Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded derivatives are listed separately.

	Assets	Liabilities
Reflected in		Reflected in		Amounts Not Offset in the
Consolidated		Consolidated		Consolidated Statement of		Net
Statement of		Statement of	Net Amount	Assets and Liabilities		Exposure [3]
Assets and		Assets and	Receivable	Collateral	Collateral	(Not Less
Liabilities[1]		Liabilities[1]	(Payable)	Pledged [2]	Received [2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to Offsetting
Arrangements, by Counterparty
Bank of America, N.A.	894	(132)	762	—	898	—
Exchange-Traded Futures Contracts	9	(31)	(22)	686	—	—
Exchange-Traded Commodity
Futures Contracts	327	(526)	(199)	4,700	—	—
Total	1,230	(689)	541	5,386	898	—

1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

2 Securities or other assets pledged as collateral are noted in the Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Statement of Assets and Liabilities.

3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to mark-to-market of open futures contracts. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended October 31, 2015, the fund realized net foreign currency gains of $12,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2015, the fund had $617,000 of ordinary income available for distribution. The fund had available capital losses totaling $838,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2015, the cost of investment securities for tax purposes was $150,829,000. Net unrealized appreciation of long security positions for tax purposes was $247,000, consisting of unrealized gains of $2,212,000 on securities that had risen in value since their purchase and $1,965,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized appreciation on securities sold short was $2,203,000, consisting of unrealized gains of $3,161,000 on securities that had fallen in value since their purchase and $958,000 in unrealized losses on securities that had risen in value since their purchase.

30

Alternative Strategies Fund

F. During the period ended October 31, 2015, the fund purchased $130,023,000 of investment securities and sold $25,336,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $45,890,000 and $5,245,000 respectively.

G. Capital shares issued and redeemed were:
August 11, 2015[1] to
October 31, 2015
Shares
(000)
Issued	8,100
Issued in Lieu of Cash Distributions	—
Redeemed	(251)
Net Increase (Decrease) in Shares Outstanding	7,849
1 Inception.

At October 31, 2015, Vanguard Managed Payout Fund was the record or beneficial owner of 100% of the fund’s net assets.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Alternative Strategies Fund: In our opinion, the accompanying consolidated statement of net assets, consolidated statement of assets and liabilities and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Vanguard Alternative Strategies Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 11, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2015

32

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Alternative Strategies Fund utilizing an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group—would provide investment advisory services to the fund at cost. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board could not consider the performance of the fund because it was newly launched. However, the board determined that, in its management of other Vanguard active funds, the Quantitative Equity Group has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided and concluded that the fund’s expense ratio would be below the average expense ratios charged by funds in its peer group. Information about the fund’s expense ratio appears in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

33

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12980 122015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott
C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2015: $131,000
Fiscal Year Ended October 31, 2014: $116,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2015: $7,000,200
Fiscal Year Ended October 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2015: $2,899,096
Fiscal Year Ended October 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2015: $353,389
Fiscal Year Ended October 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2015: $202,313
Fiscal Year Ended October 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2015: $555,702
Fiscal Year Ended October 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.